UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2021

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Emerging Markets Debt Corporate Fund

July 31, 2021

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Emerging Markets Debt Corporate Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2021, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Emerging Markets Debt Corporate Fund	August 10, 2021 (Unaudited)

Performance preview (for the year ended July 31, 2021)

Delaware Emerging Markets Debt Corporate Fund
(Institutional Class shares)	1-year return	+9.30%
Delaware Emerging Markets Debt Corporate Fund
(Class A shares)	1-year return	+8.99%
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad
Diversified (benchmark)	1-year return	+6.44%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Emerging Markets Debt Corporate Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks current income and, secondarily, capital appreciation.

Market review

Emerging markets debt performed well during the fiscal year ended July 31, 2021, benefiting from the global economic recovery driven by the reopening of economies post the initial wave of COVID-19 and a relatively contained US dollar that generally trended downward. In the prior fiscal period, emerging markets debt mostly showed remarkable resilience following the COVID-19 pandemic-induced selloff. That continued into the current fiscal year.

Interest rates and the relative strength of the dollar are two of the main factors that generally affect emerging markets debt. The 10-year Treasury yield began the 12-month period at 0.52%, rose to 1.74% in the first quarter of 2021, and then backpedaled to 1.24% at the end of the period. Similarly, the US Dollar Index, which tracks the dollar against a basket of foreign currencies, traded in a narrow range throughout the fiscal year. Combined with the unprecedented levels of stimulus provided by central banks and

During the Fund’s fiscal year:

●	Central bank and government stimulus led to a strong rebound.
●	The economic backdrop was supportive for emerging markets.
●	Transportation and infrastructure led the recovery.
●	High yield outperformed investment grade.

1

Portfolio management review
Delaware Emerging Markets Debt Corporate Fund

governments globally, the overall environment for emerging markets debt was positive.

While the COVID-19 virus and its effects on the economy and financial markets remained a concern, the availability of vaccines and the broad economic recovery provided investors with the opportunity to look beyond the near-term problems and assess the long-term possibilities for economic growth. Even though developed countries led in vaccine availability and vaccination rates, and despite disruptions to demand and supply chains, the generalized global economy strongly supported commodity prices that buoyed emerging markets, especially those countries exporting commodities and natural resources.

As was the case in many developed countries, companies and sectors that had been severely affected by the onset of the pandemic staged a strong comeback during the fiscal year, most notably those engaged in transportation and related infrastructure. That sharp rebound was particularly noteworthy in the high yield portion of the credit markets, which significantly outperformed investment grade.

In November 2020, Joe Biden was elected US president, which seemed to add to the favorable backdrop for emerging markets. While most investors expected the Federal Reserve’s looser, more accommodative monetary policy – and possibly expansionary fiscal policy as well – to continue regardless of the election outcome, the change in administrations promised an improvement in bilateral relations between the United States and other countries. From a geopolitical perspective, the election signaled a shift back to the support for globalization and greater multilateralism that had existed during the Obama presidency.

Overall, the softening financial conditions and improved political outlook that characterized the fiscal period made for a relatively sanguine backdrop for emerging market corporate bonds.

Source: Bloomberg.

Within the Fund

For the fiscal year ended July 31, 2021, Delaware Emerging Markets Debt Corporate Fund outperformed its benchmark, the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The Fund’s Institutional Class shares advanced 9.30%. The Fund’s Class A shares gained 8.99% at net asset value and 4.09% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark advanced 6.44%. For complete annualized performance for Delaware Emerging Markets Debt Corporate Fund, please see the table on page 5.

In the initial aftermath of the extreme market volatility induced by the pandemic, many investors in emerging markets debt were concerned that the default rate on corporate bonds would increase dramatically. Based on our analysis and research, however, we believed that investors were overestimating default expectations relative to the fundamental condition of emerging markets corporate balance sheets. Additionally, we had a bias toward what we deemed to be more attractive relative value and higher yielding regions. Consequently, we were overweight high yield securities, mainly BB-rated credits, and underweight A-rated low-beta (low volatility) investment grade securities throughout the fiscal year. The strategy was beneficial and a source of the Fund’s overall outperformance.

As the fiscal year progressed, we increased the Fund’s overall risk exposure, adding to the Fund’s high yield holdings. Following the election of President Biden, we thought investors would anticipate an increase in inflation. Consequently, we reduced the Fund’s more rate-sensitive investment grade holdings and increased the

2

Fund’s overweight to shorter-duration high yield assets. As a result of the reduction of investment grade holdings, we increased the Fund’s exposure to high yield. During the fiscal year, we preferred BB-rated credits as we considered them to be “higher risk on a budget.”

The Fund was broadly diversified across regions, with fairly stable country allocations. Over the course of the fiscal year, the Fund was overweight Latin America, which was a source for many of the high yield securities we purchased. The Fund was underweight Asia, partly because there were fewer high yield options available, and roughly neutral in Central and Eastern Europe, Middle East, and Africa (CEEMEA).

On a sector basis, transportation was the leading contributor to the Fund’s performance during the fiscal period, as its airline investments staged a sharp rebound. Similarly, the Fund’s investments in infrastructure companies, particularly those engaged in airline and airport services and support, also contributed significantly. The Fund’s outperformance in these two sectors was driven both by the economic rebound and our security selection. Utilities was another leading contributor, aided by the Fund’s overweight position in the sector. Demand for energy increased as the 12-month period progressed, which also benefited the Fund’s positions.

In terms of individual credits, the leading contributors to the Fund’s performance were all engaged in transportation and related infrastructure, benefiting from the overall improvement in travel conditions over the course of the fiscal year. These included Azul Investments LLP, of Brazilian airline Azul S.A. and Grupo Aeromexico SAB de CV, a distressed Mexican airline.

In the utilities sector, none of the Fund’s specific holdings were standouts. In the aggregate, however, their contribution to performance was significant. Among them were AES Gener S.A.,a Chilean electricity generation company; Grupo Energia Bogota S.A., a Colombian natural gas and electricity transmission company; and CMI Energia, a company dedicated to generation of renewable energy in Central America.

The real estate sector was the leading detractor from Fund performance during the fiscal period. This was the result of weakness in Chinese real estate. Sovereign credits were another leading detractor, due mainly to a position in Argentina and our use of credit default swaps (CDS) to hedge the Fund’s overall overweight in Latin America. The Fund’s position in the financials sector also detracted from performance because of an underweight position relative to the benchmark. We made the decision to underweight financials in part to provide funding for the Fund’s overweight position in other sectors, notably transportation.

Chinese property developer Yuzhou Properties Co. Ltd. was a significant detractor during the 12-month period. The company faced serious fundamental challenges in the first half of 2021, the result of changes in its accountants’ interpretation of accounting rules concerning joint ventures. The company sought to clarify its position and continued to maintain adequate liquidity. Although we have maintained the Fund’s investment, the credit was one reason for the Fund’s underperformance in the real estate sector.

Notable securities that detracted from performance were the Fund’s positions in Republic of Argentina sovereign bonds and the CDS that we held as a hedge. In Argentina, we held sovereigns that we believed offered value relative to some corporates that were fairly large constituents of the benchmark. The performance of the sovereigns was not as resilient as that of the corporate credits, however. Consequently, we sold the sovereigns at a loss to move back into corporate positions within Argentina.

3

Portfolio management review
Delaware Emerging Markets Debt Corporate Fund

The Fund held CDS to hedge its notional exposure at varying times in Brazil, Colombia, and Mexico. While they did provide protection for the overweight positions that the Fund held in those countries, that protection did come at a cost, detracting from performance.

Gran Tierra Energy Inc. also detracted from performance during the fiscal year. In our opinion, the Colombia-based independent oil and gas producer made some fundamental missteps that were exacerbated by plunging oil prices early in the COVID-19 pandemic. From a risk-management perspective, we were concerned about the viability of the company’s capital structure and exited the position early in the fiscal year. As the year progressed, the bond rebounded with the broader market, creating some additional underperformance for the Fund.

Teva Pharmaceutical Industries Ltd., the Israeli pharmaceutical company, detracted from the Fund’s performance. Teva bonds have a large weight in the benchmark and we have been underweight the name based on the uncertain penalties the company could face in an opioid litigation that has been going on since 2019.

Isbank AG, a Turkish bank, also stands out as a detractor as we did not have a position in the name, and were underweighted Turkish financials (the Fund has held only positions in the two major private Turkish banks during the fiscal year).

On a country basis, Brazil and Mexico were the leading contributors to performance, driven by the Fund’s overweight positions. While the flood of geopolitical news that emanated from Brazil during certain parts of the fiscal year generated volatility in the country’s assets, we saw Brazil as a large country that is populated with a diverse underlying opportunity set of corporates, some with attractive fundamentals and potential for significant scale. As a result, we maintained the Fund’s overweight in Brazil corporates, focusing on security selection.

Among countries that detracted from performance during the fiscal year, Indonesia was most notable. The country has a large corporate sector that is heavy with high yield credits. The Fund underperformed because it was both underweight and up in quality. When the economy bounced back, we missed the opportunity to participate in those distressed securities that significantly recovered. The Fund was also underweight Hong Kong, Malaysia, and the Philippines, all of which were investment grade-rated countries during the period. Essentially, we used the Fund’s underweight position in these Asian countries to fund an overweight in Latin America. As noted earlier, we used the underweight in investment grade securities to fund an overweight in high yield.

Throughout the Fund’s fiscal year, the portfolio composition remained fairly consistent, ending essentially where it began: overweight BB-rated securities and underweight A-rated credits. This was in line with the Fund’s overweight to Latin America, funded by an underweight in Asia. We are comfortable with this positioning, which has proved beneficial given the underlying fundamentals of our emerging market corporate universe and the overall global reflation trade of the past year. That said, we recognize the potential for a return of rate volatility, in which case we would expect to alter the Fund’s positioning to more closely reflect the benchmark.

A note about derivatives

During the fiscal year, the Fund invested in CDS and US dollar futures. These positions detracted 0.07 percentage points from performance for the fiscal year. At the end of the fiscal year, we held Brazil sovereign CDS in the Fund.

4

Performance summary
Delaware Emerging Markets Debt Corporate Fund	July 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2,3]	Average annual total returns through July 31, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. September 30, 2013)
Excluding sales charge	+8.99%	+5.69%	+5.78%	+6.06%
Including sales charge	+4.09%	+4.72%	+5.30%	+5.61%
Class C (Est. September 30, 2013)
Excluding sales charge	+8.19%	+4.99%	+5.20%	+5.46%
Including sales charge	+7.19%	+4.99%	+5.20%	+5.46%
Class R (Est. September 30, 2013)
Excluding sales charge	+9.30%	+5.92%	+5.82%	+6.08%
Including sales charge	+9.30%	+5.92%	+5.82%	+6.08%
Institutional Class (Est. September 30, 2013)
Excluding sales charge	+9.30%	+5.91%	+5.97%	+6.26%
Including sales charge	+9.30%	+5.91%	+5.97%	+6.26%
J.P. Morgan Corporate Emerging Markets
Bond Index (CEMBI) Broad Diversified	+6.44%	+5.51%	+5.43%	+5.43%*

*	The benchmark lifetime return is for Class A share comparison only and is calculated using the month end prior to the Fund’s Class A inception date (November 3, 2010).

[1]

A privately offered fund managed by the Fund’s portfolio manager was reorganized into the Fund and the Fund commenced operations on September 30, 2013. This privately offered fund commenced operations on November 3, 2010 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment under the Investment Company Act of 1940 (1940 Act). As a result, the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund’s performance for the periods prior to its commencement of operations on September 30, 2013 is that of the privately offered fund. Because the privately offered fund was a master fund that did not charge any management or other asset-based fees, the privately offered fund’s performance shown above has been restated, on a one-time basis, to reflect the fees, expenses, and waivers and reimbursements for each class of the Fund at the commencement of the Fund’s operations. If the performance of the privately offered fund had not been restated, the performance for such classes may have been

5

Performance summary
Delaware Emerging Markets Debt Corporate Fund

higher than the performance shown in the average annual total returns table on page 5.

[2]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

6

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Leverage risk is the risk associated with securities or practices (for example, borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the Fund will seek to manage the Fund’s risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the Fund may not be successful in this respect.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[3]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.79% of the Fund’s average daily net assets from August 1, 2020 to July 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class
Total annual operating expenses
(without fee waivers)	1.48%	2.23%	1.73%	1.23%
Net expenses (including fee
waivers, if any)	1.04%	1.79%	1.29%	0.79%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from November 29, 2019 through November 27, 2021.

7

Performance summary
Delaware Emerging Markets Debt Corporate Fund

Performance of a $10,000 investment1
Average annual total returns from September 30, 2013 (Fund’s inception) through July 31, 2021

For period beginning September 30, 2013 through July 31, 2021	Starting value	Ending value
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified	$10,000	$15,486
Delaware Emerging Markets Debt Corporate Fund — Institutional Class shares	$10,000	$15,092
Delaware Emerging Markets Debt Corporate Fund — Class A shares	$9,550	$14,234

[1]

The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on September 30, 2013, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified as of September 30, 2013. The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified tracks US dollar–denominated emerging market corporate bonds, limiting the weights of countries with larger corporate debt stocks by including only a specified portion of those countries’ eligible current face amounts of debt outstanding.

The US Dollar Index, mentioned on page 1, measures the weighted mean value of the US dollar relative to a basket of six foreign currencies: the euro, Japanese yen, British pound sterling, Canadian dollar, Swedish krona, and Swiss franc. The index goes up when the US dollar gains strength, or value, compared to other currencies.

8

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEDAX	246094841
Class C	DEDCX	246094833
Class R	DEDRX	246094825
Institutional Class	DEDIX	246094817

9

Disclosure of Fund expenses
For the six-month period from February 1, 2021 to July 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2021 to July 31, 2021.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

10

Delaware Emerging Markets Debt Corporate Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/21	7/31/21	Expense Ratio	2/1/21 to 7/31/21*
Actual Fund return†
Class A	$1,000.00	$1,018.20	1.04%	$5.20
Class C	1,000.00	1,013.40	1.79%	8.94
Class R	1,000.00	1,019.60	0.79%	3.96
Institutional Class	1,000.00	1,018.40	0.79%	3.95
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.64	1.04%	$5.21
Class C	1,000.00	1,015.92	1.79%	8.95
Class R	1,000.00	1,020.88	0.79%	3.96
Institutional Class	1,000.00	1,020.88	0.79%	3.96

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

11

Security type / country and sector allocations
Delaware Emerging Markets Debt Corporate Fund	As of July 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Corporate Bonds	92.55%
Argentina	2.04%
Brazil	8.81%
Chile	3.64%
China	6.49%
Colombia	2.91%
Cyprus	0.82%
Georgia	0.83%
Ghana	0.73%
Guatemala	1.47%
Hong Kong	1.61%
India	5.53%
Indonesia	2.48%
Israel	3.29%
Jamaica	0.53%
Kazakhstan	0.83%
Kuwait	0.87%
Luxembourg	0.90%
Macao	2.29%
Mexico	6.38%
Mongolia	0.49%
Morocco	1.02%
Netherlands	0.77%
Nigeria	0.81%
Oman	0.71%
Panama	0.54%
Paraguay	2.04%
Peru	4.04%
Philippines	1.67%
Qatar	2.70%
Republic of Korea	3.31%
Republic of Vietnam	0.82%
Russia	1.70%
Saudi Arabia	2.26%
Singapore	1.14%
South Africa	1.62%
Tanzania	1.64%
Thailand	1.81%
Turkey	3.90%

12

Security type / country	Percentage of net assets
Ukraine	1.87%
United Arab Emirates	3.19%
United States	1.16%
Zambia	0.89%
Loan Agreements	0.70%
Sovereign Bonds	0.01%
Argentina	0.01%
Short-Term Investments	7.27%
Total Value of Securities	100.53%
Liabilities Net of Receivables and Other Assets	(0.53% )
Total Net Assets	100.00%
Corporate bonds by sector	Percentage of net assets
Banking	17.41%
Basic Industry	12.84%
Communications	10.00%
Consumer Cyclical	7.02%
Consumer Non-Cyclical	6.92%
Electric	10.05%
Energy	14.85%
Industrials	7.46%
Insurance	1.11%
Real Estate	3.54%
Technology	1.35%
Total	92.55%

13

Schedule of investments
Delaware Emerging Markets Debt Corporate Fund	July 31, 2021

	Principal
	amount°	Value (US $)
Corporate Bonds – 92.55%Δ
Argentina – 2.04%
Aeropuertos Argentina 2000 PIK 144A 6.875% 2/1/27 #, *	808,972	$694,870
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	515,000	486,042
YPF 144A 6.95% 7/21/27 #	855,000	599,697
		1,780,609
Brazil – 8.81%
Azul Investments
144A 5.875% 10/26/24 #	420,000	395,831
144A 7.25% 6/15/26 #	400,000	375,386
B2W Digital 144A 4.375% 12/20/30 #	745,000	747,686
CSN Inova Ventures 144A 6.75% 1/28/28 #	460,000	508,574
Gol Finance 144A 8.00% 6/30/26 #	360,000	359,107
Klabin Austria 144A 5.75% 4/3/29 #	400,000	456,908
MC Brazil Downstream Trading 144A 7.25% 6/30/31 #	695,000	722,591
NBM US Holdings 144A 6.625% 8/6/29 #	435,000	487,406
Petrobras Global Finance 6.75% 6/3/50	350,000	400,115
Rede D’or Finance 144A 4.50% 1/22/30 #	720,000	735,577
StoneCo 144A 3.95% 6/16/28 #	830,000	825,107
Suzano Austria 3.125% 1/15/32	455,000	451,474
Vale Overseas 3.75% 7/8/30	575,000	615,969
XP 144A 3.25% 7/1/26 #	635,000	621,697
		7,703,428
Chile – 3.64%
AES Andes 144A 7.125% 3/26/79 #, µ	605,000	639,936
Banco de Credito e Inversiones 144A 3.50% 10/12/27 #	435,000	470,798
Interchile 144A 4.50% 6/30/56 #	425,000	455,305
Sable International Finance 144A 5.75% 9/7/27 #	350,000	367,185
Sociedad Quimica y Minera de Chile 144A 4.375% 1/28/25 #	400,000	435,804
VTR Comunicaciones 144A 4.375% 4/15/29 #	810,000	811,940
		3,180,968
China – 6.49%
Alibaba Group Holding 2.70% 2/9/41	855,000	822,347
Bank of China 144A 5.00% 11/13/24 #	620,000	691,631
ENN Energy Holdings 144A 2.625% 9/17/30 #	535,000	540,308
JD.com 3.875% 4/29/26	465,000	510,456
Kaisa Group Holdings 9.375% 6/30/24	545,000	424,419
Longfor Group Holdings 3.95% 9/16/29	485,000	510,597
Prosus 144A 3.832% 2/8/51 #	520,000	484,432
Shimao Group Holdings 5.60% 7/15/26	615,000	641,121

14

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
China (continued)
Tencent Holdings
144A 2.88% 4/22/31 #	325,000	$341,644
144A 3.68% 4/22/41 #	350,000	374,978
Yuzhou Group Holdings 7.70% 2/20/25	440,000	329,454
		5,671,387
Colombia – 2.91%
Banco de Bogota 144A 6.25% 5/12/26 #	365,000	399,775
Banco GNB Sudameris 144A 7.50% 4/16/31 #, µ	685,000	701,851
Ecopetrol
5.375% 6/26/26	311,000	341,680
6.875% 4/29/30	270,000	326,336
Geopark 144A 5.50% 1/17/27 #	765,000	772,455
		2,542,097
Cyprus – 0.82%
ASG Finance Designated Activity 144A 7.875% 12/3/24 #	734,000	713,815
		713,815
Georgia – 0.83%
Bank of Georgia 144A 6.00% 7/26/23 #	680,000	727,600
		727,600
Ghana – 0.73%
Tullow Oil 144A 10.25% 5/15/26 #	610,000	637,127
		637,127
Guatemala – 1.47%
Banco Industrial 144A 4.875% 1/29/31 #, µ	605,000	628,568
Investment Energy Resources 144A 6.25% 4/26/29 #	605,000	661,234
		1,289,802
Hong Kong – 1.61%
AIA Group 144A 3.375% 4/7/30 #	400,000	446,555
CLP Power Hong Kong Financing 2.875% 4/26/23	419,000	434,306
Goodman HK Finance 4.375% 6/19/24	485,000	526,465
		1,407,326
India – 5.53%
Adani Electricity Mumbai 144A 3.867% 7/22/31 #	640,000	639,183
Clean Renewable Power Mauritius 144A 4.25% 3/25/27 #	775,000	771,300
Future Retail 144A 5.60% 1/22/25 #	425,000	305,681
Greenko Solar Mauritius 144A 5.95% 7/29/26 #	760,000	808,561
ICICI Bank 144A 4.00% 3/18/26 #	450,000	490,817
India Cleantech Energy 144A 4.70% 8/10/26 #	470,000	470,000

15

Schedule of investments
Delaware Emerging Markets Debt Corporate Fund

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
India (continued)
UltraTech Cement 144A 2.80% 2/16/31 #	590,000	$576,647
Vedanta Resources Finance II 144A 8.95% 3/11/25 #	815,000	769,226
		4,831,415
Indonesia – 2.48%
Cikarang Listrindo 144A 4.95% 9/14/26 #	602,000	619,000
Indika Energy Capital IV 144A 8.25% 10/22/25 #	330,000	346,942
Minejesa Capital 144A 5.625% 8/10/37 #	395,000	430,507
Perusahaan Perseroan Persero 144A 3.875% 7/17/29 #	725,000	770,077
		2,166,526
Israel – 3.29%
Bank Leumi Le-Israel 144A 3.275% 1/29/31 #, µ	445,000	454,193
Energean Israel Finance 144A 4.875% 3/30/26 #	355,000	363,719
ICL Group 144A 6.375% 5/31/38 #	350,000	451,649
Israel Electric 144A 5.00% 11/12/24 #	200,000	223,297
Mizrahi Tefahot Bank 144A 3.077% 4/7/31 #, µ	505,000	507,974
Teva Pharmaceutical Finance Netherlands III 6.75% 3/1/28	790,000	875,913
		2,876,745
Jamaica – 0.53%
Digicel Group Holdings PIK 10.00% 4/1/24 >>	472,166	462,109
		462,109
Kazakhstan – 0.83%
KazTransGas JSC 144A 4.375% 9/26/27 #	269,000	298,051
Tengizchevroil Finance Co. International 144A 2.625% 8/15/25 #	420,000	431,477
		729,528
Kuwait – 0.87%
Equate Petrochemical
144A 2.625% 4/28/28 #	340,000	345,434
144A 4.25% 11/3/26 #	370,000	411,819
		757,253
Luxembourg – 0.90%
Altice Financing 144A 5.00% 1/15/28 #	800,000	787,012
		787,012
Macao – 2.29%
MGM China Holdings 144A 4.75% 2/1/27 #	475,000	479,527
Sands China
3.80% 1/8/26	580,000	625,501
4.375% 6/18/30	465,000	513,132

16

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
Macao (continued)
Wynn Macau 144A 5.625% 8/26/28 #	375,000	$384,900
		2,003,060
Mexico – 6.38%
Aerovias de Mexico 144A 7.00% 2/5/25 #, ‡	505,000	422,927
Banco Mercantil del Norte 144A 8.375% 10/14/30 #, µ, ψ	410,000	496,129
Banco Santander Mexico Institucion de Banca Multiple Grupo
Financiero 144A 5.95% 10/1/28 #, µ	335,000	360,597
BBVA Bancomer 144A 5.125% 1/18/33 #, µ	460,000	476,192
Cemex 144A 5.125% 6/8/26 #, µ, ψ	460,000	483,488
CIBANCO Institucion de Banca Multiple Trust 144A 4.375% 7/22/31 #	640,000	627,971
Corp Inmobiliaria Vesta 144A 3.625% 5/13/31 #	660,000	674,632
Infraestructura Energetica Nova
144A 3.75% 1/14/28 #	220,000	238,017
144A 4.875% 1/14/48 #	500,000	519,328
Minera Mexico 144A 4.50% 1/26/50 #	260,000	292,258
Nemak 144A 3.625% 6/28/31 #	585,000	586,647
Orbia Advance 144A 5.875% 9/17/44 #	325,000	402,571
		5,580,757
Mongolia – 0.49%
Development Bank of Mongolia 144A 7.25% 10/23/23 #	400,000	428,486
		428,486
Morocco – 1.02%
OCP
144A 3.75% 6/23/31 #	380,000	386,184
144A 4.50% 10/22/25 #	200,000	217,434
144A 6.875% 4/25/44 #	235,000	289,900
		893,518
Netherlands – 0.77%
VEON Holdings 144A 3.375% 11/25/27 #	665,000	671,879
		671,879
Nigeria – 0.81%
IHS Netherlands Holdco 144A 7.125% 3/18/25 #	685,000	710,687
		710,687
Oman – 0.71%
Oryx Funding 144A 5.80% 2/3/31 #	585,000	617,706
		617,706

17

Schedule of investments
Delaware Emerging Markets Debt Corporate Fund

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
Panama – 0.54%
UEP Penonome II 144A 6.50% 10/1/38 #	458,476	$474,695
		474,695
Paraguay – 2.04%
Banco Continental 144A 2.75% 12/10/25 #	900,000	890,564
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #, ^	415,000	315,680
Telefonica Celular del Paraguay 144A 5.875% 4/15/27 #	550,000	578,916
		1,785,160
Peru – 4.04%
Auna 144A 6.50% 11/20/25 #	575,000	592,209
Cia de Minas Buenaventura 144A 5.50% 7/23/26 #	705,000	679,458
Kallpa Generacion 144A 4.125% 8/16/27 #	415,000	424,429
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	419,941	441,335
SAN Miguel Industrias Pet 144A 3.50% 8/2/28 #	890,000	873,642
Volcan Cia Minera 144A 4.375% 2/11/26 #	535,000	518,131
		3,529,204
Philippines – 1.67%
BDO Unibank 2.125% 1/13/26	700,000	721,945
International Container Terminal Services 4.75% 6/17/30	655,000	737,756
		1,459,701
Qatar – 2.70%
Ooredoo International Finance 144A 5.00% 10/19/25 #	225,000	259,456
Qatar Petroleum
144A 1.375% 9/12/26 #	275,000	276,011
144A 2.25% 7/12/31 #	550,000	557,357
QNB Finance 2.625% 5/12/25	1,215,000	1,272,828
		2,365,652
Republic of Korea – 3.31%
Hana Bank 144A 1.25% 12/16/26 #	705,000	703,576
NongHyup Bank 144A 0.875% 7/28/24 #	430,000	431,066
Shinhan Financial Group 144A 3.34% 2/5/30 #, µ	555,000	583,292
SK Hynix
144A 1.50% 1/19/26 #	590,000	586,589
144A 2.375% 1/19/31 #	595,000	591,114
		2,895,637
Republic of Vietnam – 0.82%
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	720,000	715,003
		715,003

18

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
Russia - 1.70%
Gazprom PJSC via Gaz Finance 144A 3.25% 2/25/30 #	455,000	$454,397
Lukoil Securities 144A 3.875% 5/6/30 #	775,000	826,584
Phosagro OAO Via Phosagro Bond Funding DAC 144A 3.949%
4/24/23 #	200,000	208,258
		1,489,239
Saudi Arabia – 2.26%
SA Global Sukuk 144A 2.694% 6/17/31 #	415,000	426,166
Saudi Arabian Oil
144A 3.50% 11/24/70 #	420,000	410,766
144A 4.25% 4/16/39 #	400,000	455,574
Saudi Electricity Global Sukuk 4 4.222% 1/27/24	630,000	681,845
		1,974,351
Singapore – 1.14%
BOC Aviation USA 144A 1.625% 4/29/24 #	365,000	368,444
Oversea-Chinese Banking 144A 4.25% 6/19/24 #	575,000	625,544
		993,988
South Africa – 1.62%
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #	740,000	878,750
Sasol Financing USA 4.375% 9/18/26	525,000	539,199
		1,417,949
Tanzania – 1.64%
AngloGold Ashanti Holdings 3.75% 10/1/30	710,000	742,305
HTA Group 144A 7.00% 12/18/25 #	655,000	695,212
		1,437,517
Thailand – 1.81%
Bangkok Bank 144A 5.00% 9/23/25 #, µ, ψ	380,000	401,757
GC Treasury Center 144A 4.30% 3/18/51 #	640,000	691,033
PTTEP Treasury Center 144A 2.587% 6/10/27 #	465,000	487,258
		1,580,048
Turkey – 3.90%
Akbank TAS 144A 6.80% 2/6/26 #	530,000	562,741
Turk Telekomunikasyon 144A 6.875% 2/28/25 #	600,000	664,320
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #	790,000	851,304
Turkiye Sise ve Cam Fabrikalari 144A 6.95% 3/14/26 #	505,000	563,959
Ulker Biskuvi Sanayi 144A 6.95% 10/30/25 #	705,000	764,636
		3,406,960
Ukraine – 1.87%
Kernel Holding 144A 6.50% 10/17/24 #	445,000	476,573

19

Schedule of investments
Delaware Emerging Markets Debt Corporate Fund

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
Ukraine (continued)
Metinvest 144A 7.65% 10/1/27 #	548,000	$605,915
MHP 144A 7.75% 5/10/24 #	510,000	551,802
		1,634,290
United Arab Emirates – 3.19%
Abu Dhabi National Energy PJSC 144A 2.00% 4/29/28 #	585,000	592,064
DAE Funding 144A 3.375% 3/20/28 #	815,000	841,320
Emirates NBD Bank PJSC 2.625% 2/18/25	470,000	492,269
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #	855,000	862,966
		2,788,619
United States – 1.16%
Hyundai Capital America 144A 3.50% 11/2/26 #	450,000	491,165
Sagicor Financial 144A 5.30% 5/13/28 #	500,000	526,305
		1,017,470
Zambia – 0.89%
First Quantum Minerals
144A 6.875% 10/15/27 #	315,000	341,796
144A 7.50% 4/1/25 #	425,000	441,186
		782,982
Total Corporate Bonds (cost $78,709,105)		80,919,305

Loan Agreements – 0.70%
Grupo Aeromexico
9.00% (LIBOR03M + 8.00%) 12/31/21 =, ●	340,000	340,000
12.50% - 13.50% (LIBOR03M + 12.50%) 8/19/22 =, ●	267,202	267,202
Total Loan Agreements (cost $607,202)		607,202

Sovereign Bonds – 0.01%Δ
Argentina – 0.01%
Argentine Republic Government International Bond 1.00% 7/9/29	31,613	12,203
Total Sovereign Bonds (cost $31,613)		12,203

	Number of
	shares
Short-Term Investments – 7.27%
Money Market Mutual Funds – 7.27%
BlackRock FedFund – Institutional Shares (seven-day effective yield
0.03%)	1,588,093	1,588,093

20

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money Market Government Portfolio – Class I
(seven-day effective yield 0.01%)	1,588,092	$1,588,092
GS Financial Square Government Fund – Institutional Shares
(seven-day effective yield 0.03%)	1,588,092	1,588,092
Morgan Stanley Government Portfolio – Institutional Share Class
(seven-day effective yield 0.00%)	1,588,092	1,588,092
Total Short-Term Investments (cost $6,352,369)		6,352,369
Total Value of Securities–100.53%
(cost $85,700,289)		$87,891,079

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 13 in “Security type / country and sector allocations.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2021, the aggregate value of Rule 144A securities was $66,919,764, which represents 76.54% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
*	PIK. 19% of the income received was in cash and 81% was in principal.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2021. Rate will reset at a future date.
>>	PIK. 100% of the income received was in the form of principal.
‡	Non-income producing security. Security is currently in default.
ψ	Perpetual security. Maturity date represents next call date.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

21

Schedule of investments
Delaware Emerging Markets Debt Corporate Fund

The following futures and swap contracts were outstanding at July 31, 2021:1

Futures Contracts Exchange-Traded

Variation
Margin
			Notional		Value/	Due from
		Notional	Cost	Expiration	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Depreciation	Brokers
(11)	US Treasury 10 yr Ultra Notes	$(1,652,750)	$(1,590,848)	9/21/21	$(61,902)	$(4,469)

Swap Contracts

CDS Contracts2

Counterparty/
Reference
Obligation/							Variation
Termination				Upfront			Margin
Date/		Annual		Payments			Due from
Payment	Notional	Protection		Paid	Unrealized	Unrealized	(Due to)
Frequency	Amount[3]	Payments	Value	(Received)	Appreciation[4]	Depreciation[4]	Brokers
Over-The-Counter:
Protection Purchased/
Moody’s
Ratings:
JPMCB-United
Mexican
States
10.375%
9/20/22 Baa2
6/22/26-
Quarterly	1,748,000	1.000%	$(3,444)	$12,787	$—	$(16,231)	$—
JPMCB-Federated
Republic of
Brazil
4.25%
6/6/25 B2
6/20/26-
Quarterly	2,527,000	1.000%	88,123	78,119	10,004	—	—
			84,679	90,906	10,004	(16,231)	—

The use of futures and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin and unrealized appreciation (depreciation) are reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

22

[2]

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(4,167).

Summary of abbreviations:
CDS – Credit Default Swap
DAC – Designated Activity Company
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
LIBOR – London interbank offered rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
PJSC – Private Joint Stock Company
USD – US Dollar
yr – Year

See accompanying notes, which are an integral part of the financial statements.

23

Statement of assets and liabilities
Delaware Emerging Markets Debt Corporate Fund	July 31, 2021

Assets:
Investments, at value*	$87,891,079
Cash collateral due from brokers	106,950
Foreign currencies, at valueΔ	7
Dividends and interest receivable	848,263
Receivable for securities sold	584,350
Receivable for fund shares sold	107,296
Upfront payments paid on credit default swap contracts	90,906
Unrealized appreciation on credit default swap contracts	10,004
Total Assets	89,638,855
Liabilities:
Due to custodian	46,777
Payable for securities purchased	1,933,433
Payable for fund shares redeemed	63,958
Other accrued expenses	52,833
Audit and tax fees payable	44,073
Investment management fees payable to affiliates	40,767
Unrealized depreciation on credit default swap contracts	16,231
Swap payments payable	4,869
Variation margin due to broker on futures contracts	4,469
Dividend disbursing and transfer agent fees and expenses payable to affiliates	618
Accounting and administration expenses payable to affiliates	595
Distribution fees payable to affiliates	255
Legal fees payable to affiliates	121
Trustees’ fees and expenses payable	118
Reports and statements to shareholders expenses payable to affiliates	87
Total Liabilities	2,209,204
Total Net Assets	$87,429,651

Net Assets Consist of:
Paid-in capital	$85,161,352
Total distributable earnings (loss)	2,268,299
Total Net Assets	$87,429,651

24

Net Asset Value

Class A:
Net assets	$816,997
Shares of beneficial interest outstanding, unlimited authorization, no par	91,703
Net asset value per share	$8.91
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$9.33

Class C:
Net assets	$98,728
Shares of beneficial interest outstanding, unlimited authorization, no par	11,094
Net asset value per share	$8.90

Class R:
Net assets	$3,043
Shares of beneficial interest outstanding, unlimited authorization, no par	342
Net asset value per share	$8.90

Institutional Class:
Net assets	$86,510,883
Shares of beneficial interest outstanding, unlimited authorization, no par	9,715,945
Net asset value per share	$8.90
____________________
* Investments, at cost	$85,700,289
Δ Foreign currencies, at cost	6

See accompanying notes, which are an integral part of the financial statements.

25

Statement of operations
Delaware Emerging Markets Debt Corporate Fund	Year ended July 31, 2021

Investment Income:
Interest	$3,491,228
Dividends	613
3,491,841

Expenses:
Management fees	553,262
Distribution expenses — Class A	1,209
Distribution expenses — Class C	937
Distribution expenses — Class R	15
Dividend disbursing and transfer agent fees and expenses	60,852
Registration fees	52,785
Accounting and administration expenses	52,730
Audit and tax fees	44,825
Reports and statements to shareholders expenses	36,836
Legal fees	34,974
Custodian fees	7,166
Trustees’ fees and expenses	3,402
Other	20,093
869,086
Less expenses waived	(283,987)
Less waived distribution
expenses — Class R	(15)
Less expenses paid indirectly	(545)
Total operating expenses	584,539
Net Investment Income	2,907,302

26

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$1,749,736
Futures contracts	117,957
Swap contracts	(306,790)
Net realized gain	1,560,903

Net change in unrealized appreciation (depreciation) of:
Investments	1,682,438
Foreign currencies	1
Futures contracts	(37,613)
Swap contracts	177,830
Net change in unrealized appreciation (depreciation)	1,822,656
Net Realized and Unrealized Gain	3,383,559
Net Increase in Net Assets Resulting from Operations	$6,290,861

See accompanying notes, which are an integral part of the financial statements.

27

Statements of changes in net assets
Delaware Emerging Markets Debt Corporate Fund

	Year ended
	7/31/21	7/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,907,302	$2,796,387
Net realized gain (loss)	1,560,903	(1,193,897)
Net change in unrealized appreciation (depreciation)	1,822,656	(496,360)
Net increase in net assets resulting from operations	6,290,861	1,106,130

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(17,592)	(3,482)
Class C	(2,699)	(2,353)
Class R	(116)	(110)
Institutional Class	(2,881,145)	(2,848,204)

Return of capital:
Class A	—	(184)
Class C	—	(55)
Class R	—	(2)
Institutional Class	—	(45,634)
	(2,901,552)	(2,900,024)

Capital Share Transactions:
Proceeds from shares sold:
Class A	557,501	216,071
Class C	168,737	24,880
Institutional Class	29,640,532	43,794,371

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	17,571	3,136
Class C	2,699	2,408
Class R	116	112
Institutional Class	2,818,437	2,887,015
	33,205,593	46,927,993

28

	Year ended
	7/31/21	7/31/20
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(60,262)	$(30,714)
Class C	(161,435)	(2,119)
Institutional Class	(18,911,586)	(27,074,534)
	(19,133,283)	(27,107,367)
Increase in net assets derived from capital share transactions	14,072,310	19,820,626
Net Increase in Net Assets	17,461,619	18,026,732
Net Assets:
Beginning of year	69,968,032	51,941,300
End of year	$87,429,651	$69,968,032

See accompanying notes, which are an integral part of the financial statements.

29

Financial highlights
Delaware Emerging Markets Debt Corporate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

30

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$8.48	$8.67	$8.26	$8.77	$8.48

0.33	0.32	0.40	0.39	0.37
0.42	(0.18)	0.41	(0.39)	0.29
0.75	0.14	0.81	—	0.66

(0.32)	(0.32)	(0.35)	(0.38)	(0.37)
—	—	(0.05)	(0.13)	—
—	(0.01)	—	—	—
(0.32)	(0.33)	(0.40)	(0.51)	(0.37)

$8.91	$8.48	$8.67	$8.26	$8.77

8.99%	1.73%	10.21%	(0.10% )	8.03%

$817	$281	$93	$57	$27
1.04%	1.04%	1.04%	1.16%	1.22%
1.42%	1.48%	1.90%	1.90%	1.91%
3.69%	3.77%	4.88%	4.57%	4.30%
3.31%	3.33%	4.02%	3.83%	3.61%
99%	93%	74%	108%	154%

31

Financial highlights
Delaware Emerging Markets Debt Corporate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

32

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$8.47	$8.66	$8.26	$8.77	$8.48

0.26	0.25	0.34	0.33	0.32
0.43	(0.17)	0.40	(0.39)	0.32
0.69	0.08	0.74	(0.06)	0.64

(0.26)	(0.26)	(0.29)	(0.32)	(0.35)
—	—	(0.05)	(0.13)	—
—	(0.01)	—	—	—
(0.26)	(0.27)	(0.34)	(0.45)	(0.35)

$8.90	$8.47	$8.66	$8.26	$8.77

8.19%	0.99%	9.27%	(0.84% )	7.74%

$99	$84	$61	$82	$63
1.79%	1.79%	1.79%	1.91%	1.81%
2.17%	2.23%	2.65%	2.65%	2.66%
2.94%	3.02%	4.13%	3.82%	3.71%

2.56%	2.58%	3.27%	3.08%	2.86%
99%	93%	74%	108%	154%

33

Financial highlights
Delaware Emerging Markets Debt Corporate Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

34

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$8.47	$8.66	$8.26	$8.77	$8.48

0.35	0.34	0.42	0.42	0.39
0.43	(0.18)	0.40	(0.39)	0.28
0.78	0.16	0.82	0.03	0.67

(0.35)	(0.34)	(0.37)	(0.41)	(0.38)
—	—	(0.05)	(0.13)	—
—	(0.01)	—	—	—
(0.35)	(0.35)	(0.42)	(0.54)	(0.38)

$8.90	$8.47	$8.66	$8.26	$8.77

9.30%	2.00%	10.42%	0.16%	8.13%

$3	$3	$3	$2	$2
0.79%	0.79%	0.79%	0.91%	1.00%
1.68%	1.73%	2.15%	2.13%	2.16%
3.94%	4.02%	5.13%	4.82%	4.52%

3.05%	3.08%	3.77%	3.60%	3.36%
99%	93%	74%	108%	154%

35

Financial highlights
Delaware Emerging Markets Debt Corporate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

36

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$8.47	$8.67	$8.27	$8.78	$8.48

0.35	0.34	0.42	0.42	0.39
0.43	(0.19)	0.40	(0.39)	0.29
0.78	0.15	0.82	0.03	0.68

(0.35)	(0.34)	(0.37)	(0.41)	(0.38)
—	—	(0.05)	(0.13)	—
—	(0.01)	—	—	—
(0.35)	(0.35)	(0.42)	(0.54)	(0.38)

$8.90	$8.47	$8.67	$8.27	$8.78

9.30%	1.88%	10.41%	0.16%	8.25%

$86,511	$69,600	$51,784	$21,683	$21,560
0.79%	0.79%	0.79%	0.91%	1.00%
1.17%	1.23%	1.65%	1.65%	1.66%
3.94%	4.02%	5.13%	4.82%	4.52%
3.56%	3.58%	4.27%	4.08%	3.86%
99%	93%	74%	108%	154%

37

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund	July 31, 2021

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Strategic Income Fund and Delaware Emerging Markets Debt Corporate Fund. These financial statements and the related notes pertain to Delaware Emerging Markets Debt Corporate Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the Transaction). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds® by Macquarie, are now managed by Delaware Management Company (DMC) and distributed by DDLP.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into

38

consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2021, and for all open tax years (years ended July 31, 2018—July 31, 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended July 31, 2021, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other

39

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

1. Significant Accounting Policies (continued) expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The Fund declares and pays dividends from net investment income monthly and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended July 31, 2021.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2021, the Fund earned $545 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual operating expenses from exceeding 0.79% of the Fund’s average daily net assets from August 1, 2020 through July 31, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of

40

the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2021, the Fund was charged $6,506 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2021, the Fund was charged $6,388 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. DDLP has agreed to voluntarily suspend the 12b-1 fee for the Class R shares and the suspension of the 12b-1 fee will continue while the Fund is not broadly distributed. Institutional Class shares do not pay 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2021, the Fund was charged $2,507 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

41

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended July 31, 2021, DDLP earned $568 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2021, DDLP received gross CDSC commission of $2 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from November 29, 2019 through November 27, 2021.

3. Investments

For the year ended July 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$80,331,752
Sales	70,156,797

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$85,642,100
Aggregate unrealized appreciation of investments and derivatives	$2,976,430
Aggregate unrealized depreciation of investments and derivatives	(795,580)
Net unrealized appreciation of investments and derivatives	$2,180,850

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the

42

asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2021:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Corporate Bonds	$—	$80,919,305	$—	$80,919,305
Loan Agreements	—	—	607,202	607,202
Sovereign Bonds	—	12,203	—	12,203
Short-Term Investments	6,352,369	—	—	6,352,369
Total Value of Securities	$6,352,369	$80,931,508	$607,202	$87,891,079

43

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Derivatives[1]
Assets:
Swap Contracts	$—	$10,004	$—	$10,004
Liabilities:
Futures Contracts	$(61,902)	$—	$—	$(61,902)
Swap Contracts	—	(16,231)	—	(16,231)

[1]	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended July 31, 2021, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2021 and 2020 were as follows:

	Year ended
	7/31/21	7/31/20
Ordinary income	$2,851,665	$2,854,149
Long-term capital gains	49,887	—
Return of capital	—	45,875
Total	$2,901,552	$2,900,024

44

5. Components of Net Assets on a Tax Basis

As of July 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$85,161,352
Undistributed long-term capital gains	87,449
Unrealized appreciation of investments and derivatives	2,180,850
Net assets	$87,429,651

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, tax treatment of swap contracts, and amortization of premium on callable bonds.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2021, the Fund utilized $1,374,018 of capital loss carryforwards.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets are not affected by these reclassifications. For the year ended July 31, 2021, the Fund had no reclassifications between Distributable Earnings and Paid in Capital.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/21	7/31/20
Shares sold:
Class A	63,325	25,678
Class C	19,719	2,841
Institutional Class	3,345,906	5,100,206

Shares issued upon reinvestment of dividends and distributions:
Class A	1,994	376
Class C	308	290
Class R	14	13
Institutional Class	321,115	345,726
	3,752,381	5,475,130

Shares redeemed:
Class A	(6,770)	(3,693)
Class C	(18,842)	(256)
Institutional Class	(2,164,649)	(3,205,216)
	(2,190,261)	(3,209,165)
Net increase	1,562,120	2,265,965

45

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” The Fund did not have any exchange transactions for the year ended July 31, 2020. For the year ended July 31, 2021, the Fund had the following exchange transactions:

	Exchange Redemptions	Exchange Subscriptions
	Class C	Class A
	Shares	Shares	Value
Year ended
7/31/21	76	76	$675

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $275,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Fund had no amounts outstanding as of July 31, 2021, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the

46

contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2021, the Fund posted $26,950 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended July 31, 2021, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2021, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket

47

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

8. Derivatives (continued)

trades, as determined by the applicable central counterparty. During the year ended July 31, 2021, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2021, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.” For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At July 31, 2021, the Fund received $80,000 in cash collateral for open over-the-counter credit default swap contracts, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of July 31, 2021 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and	Credit
Liabilities Location	Contracts	Total
Unrealized appreciation of credit default swap contracts	$10,004	$10,004

48

	Liability Derivatives Fair Value
	Interest
Statement of Assets and	Rate	Credit
Liabilities Location	Contracts	Contracts	Total
Variation margin due from broker on futures contracts*	$(61,902)	$—	$(61,902)
Unrealized depreciation of credit default swap contracts	—	(16,231)	(16,231)

*

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through July 31, 2021. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2021 was as follows:

	Net Realized Gain (Loss) on:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate
contracts	$117,957	$—	$117,957
Credit
contracts	—	(306,790)	(306,790)
Total	$117,957	$(306,790)	$(188,833)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate
contracts	$(37,613)	$—	$(37,613)
Credit
contracts	—	177,830	177,830
Total	$(37,613)	$177,830	$140,217

The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2021:

	Long Derivative	Short Derivative
	Volume	Volume
Futures contracts (average notional value)	$—	$1,654,964
CDS contracts (average notional value)*	3,653,693	—

*	Long represents buying protection and short represents selling protection.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that

49

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

9. Offsetting (continued)

governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
JPMorgan Chase Bank	$88,123	$(3,444)	$84,679

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged(a)	Net Exposure(b)
JPMorgan Chase Bank	$84,679	$—	$(80,000)	$—	$—	$4,679

(a)	The value of the related collateral exceeded the value of the derivatives as of July 31, 2021, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial

50

collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2021, the Fund had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower

51

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

11. Credit and Market Risk (continued)

consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a

52

secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of

53

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

13. Recent Accounting Pronouncements (continued)

certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2021, that would require recognition or disclosure in the Fund’s financial statements.

54

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund and Shareholders of Delaware Emerging Markets Debt Corporate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Emerging Markets Debt Corporate Fund (one of the funds constituting Delaware Group® Government Fund, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 20, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

55

Other Fund information (Unaudited)
Delaware Emerging Markets Debt Corporate Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 25-27, 2021, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2020 through March 31, 2021. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

56

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2021, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distribution (Tax Basis)	1.72%
(B) Ordinary Income Distributions (Tax Basis)	98.28%
Total Distributions (Tax Basis)	100.00%
____________________

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended July 31, 2021, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended July 31, 2021, the Fund has reported maximum distributions of Qualified Interest Income of $159,140.

The percentage of the ordinary dividends reported by Delaware Emerging Markets Debt Corporate Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 93.63%.

57

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie	150	Trustee — UBS Relationship
610 Market Street	Chief Executive	Chief Executive	Investment Management[2]		Funds, SMA Relationship Trust,
Philadelphia, PA	Officer,	Officer	(January 2019–Present)		and UBS Funds
19106-2354	and Trustee	since August 2015	Head of Americas of		(May 2010–April 2015)
February 1970		Trustee since	Macquarie Group
		September 2015	(December 2017–Present)
Deputy Global Head of
Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment
Management Americas
(2015–2017)

58

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D.	Trustee	Since January 2019	Managing Member, Stonebrook	150	None
Abernathy			Capital Management, LLC
610 Market Street			(financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	150	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March
19106-2354		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private	150	Director — Banco Santander
610 Market Street			Wealth Management		International
Philadelphia, PA			(2011–2013) and Market		(October 2016–December 2019)
19106-2354			Manager, New Jersey Private		Director — Santander Bank, N.A.
November 1958			Bank (2005–2011) — J.P.		(December 2016–December
			Morgan Chase & Co.		2019)

59

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph W. Chow	Trustee	Since January 2013	Private Investor	150	Director and Audit Committee
610 Market Street			(April 2011–Present)		Member — Hercules Technology
Philadelphia, PA					Growth Capital, Inc.
19106-2354					(July 2004–July 2014)
January 1953

John A. Fry	Trustee	Since January 2001	President — Drexel University	150	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and Governance
Philadelphia, PA			President — Franklin & Marshall		Committee Member —
19106-2354			College		Community Health Systems
May 1960			(July 2002–June 2010)		(May 2004–Present)
Director — Drexel Morgan & Co.
(2015–2019)
Director, Audit and
Compensation Committee
Member — vTv Therapeutics Inc.
(2017–Present)
Director and Audit Committee
Member — FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
Director — Federal Reserve
Bank of Philadelphia
(January 2020–Present)

60

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September	Private Investor	150	Trust Manager and Audit
Sevilla-Sacasa		2011	(January 2017–Present)		Committee Chair — Camden
610 Market Street			Chief Executive Officer — Banco		Property Trust
Philadelphia, PA			Itaú International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean		and Compensation
			(August 2011–March 2012) and		Committee Member —
			Interim Dean		Callon Petroleum Company
			(January 2011–July 2011) —		(December 2019–Present)
			University of Miami School of		Director — New Senior
			Business Administration		Investment Group Inc.
			President — U.S. Trust, Bank of		(January 2021–Present)
			America Private Wealth		Director; Audit Committee
			Management (Private Banking)		Member — Carrizo Oil & Gas,
			(July 2007-December 2008)		Inc. (March 2018–December
2019)

61

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial	150	Director — HSBC North America
610 Market Street			Services Group		Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April 2018)

62

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	150	Director; Finance Committee and
610 Market Street			President — Gore Creek Capital,		Audit Committee Member —
Philadelphia, PA			Ltd. (August 2009–Present)		H&R Block Corporation
19106-2354					(July 2008–Present)
August 1959					Director; Investments
Committee, Capital and Finance
Committee, and Audit
Committee Member — Grange
Insurance (2013–Present)
Trustee; Chair of Nominating and
Governance Committee and
Audit Committee Member — The
Merger Fund (2013–Present), The
Merger Fund VL (2013–Present);
WCM Alternatives: Event-Driven
Fund (2013–Present), and WCM
Alternatives: Credit Event Fund
(December 2017–Present)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

63

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	150	Director; Personnel and
610 Market Street			(January 2006–July 2012), Vice		Compensation Committee Chair;
Philadelphia, PA			President — Mergers &		Member of Nominating,
19106-2354			Acquisitions		Investments, and Audit
July 1948			(January 2003–January 2006),		Committees for various periods
			and Vice President and Treasurer		throughout directorship —
			(July 1995–January 2003) — 3M		Okabena Company (2009–2017)
Company
Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	150	None[3]
610 Market Street	General Counsel, and	since May 2013;	various capacities at different
Philadelphia, PA	Secretary	General Counsel	times at Macquarie Investment
19106-2354		since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served in	150	None[3]
610 Market Street	and Treasurer	and Treasurer since	various capacities at different
Philadelphia, PA		October 2007	times at Macquarie Investment
19106-2354			Management.
October 1972

64

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served in	150	None
610 Market Street	and Chief Financial	and Chief Financial	various capacities at different
Philadelphia, PA	Officer	Officer since	times at Macquarie Investment
19106-2354		November 2006	Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

65

About the organization

Board of trustees

Shawn K. Lytle President and Chief Executive Officer Delaware Funds® by Macquarie Philadelphia, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY	Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL	Christianna Wood Chief Executive Officer and President Gore Creek Capital, Ltd. Golden, CO

Jerome D. Abernathy Managing Member, Stonebrook Capital Management, LLC Jersey City, NJ	Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	Thomas K. Whitford Former Vice Chairman PNC Financial Services Group Pittsburgh, PA	Janet L. Yeomans Former Vice President and Treasurer 3M Company St. Paul, MN

Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Emerging Markets Debt Corporate Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

66

Annual report

Fixed income mutual fund

Delaware Strategic Income Fund

July 31, 2021

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Strategic Income Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2021, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Strategic Income Fund	August 10, 2021 (Unaudited)

Performance preview (for the year ended July 31, 2021)
Delaware Strategic Income Fund (Institutional Class shares)	1-year return	+8.29%
Delaware Strategic Income Fund (Class A shares)	1-year return	+8.02%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	-0.70%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Strategic Income Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks high current income and, secondarily, long-term total return.

Market review

During the fiscal year ended July 31, 2021, higher-risk assets performed strongly on both an absolute basis and relative to the Fund’s benchmark, the Bloomberg Barclays US Aggregate Index. This was especially true for out-of-benchmark, fixed-income “plus sectors” such as high yield and emerging market bonds. From a macroeconomic perspective, global central banks and governments provided unprecedented levels of monetary and fiscal support, an effort to prevent economic and societal collapse in the wake of widespread lockdowns implemented to prevent the spread of COVID-19.

Emerging markets debt performed strongly during the fiscal period, benefiting from moderate interest rate movements, restrained movement in the US dollar, and a global economic recovery. The unusually broad-based rally in high yield overcame a significant increase in supply as companies rushed to refinance debt on improved terms. Retail demand for high yield debt remained strong, with new issues quickly attracting buyers searching for yield in a low-rate global environment.

In our opinion, key factors that contributed to the Fund’s performance were:

●	Significant fiscal and monetary stimulus provided a market boost.
●	High yield and emerging market securities performed strongly.
●	Short duration positioning was beneficial as rates rose.
●	Commodities benefited from the global economic recovery.

Portfolio management review
Delaware Strategic Income Fund

Following the sudden and sharp market selloff toward the end of the prior fiscal year, the Federal Reserve and the US government stepped in to provide significant levels of economic stimulus. The Fed initiated an aggressive quantitative easing program with ongoing purchases of US Treasurys and agency mortgage-backed securities (MBS). The Fed also initiated several lending programs that provided liquidity and reinforced investor confidence. Additionally, the government enacted fiscal programs – including enhanced unemployment benefits, direct payments to individuals, and the Payroll Protection Program for small businesses – that enabled large swaths of the economy to recover quickly. Investors benefited from these programs as the markets’ downturn created a brief opportunity to purchase assets at attractive valuations.

The introduction of COVID-19 vaccines also buoyed the markets. Announced in late 2020 and rolled out early in 2021, the availability of vaccines from Pfizer, Moderna, and Johnson & Johnson gave rise to hope for a return to normalcy.

Within the Fund

For the fiscal year ended July 31, 2021, Delaware Strategic Income Fund outperformed its benchmark, the Bloomberg Barclays US Aggregate Index. The Fund’s Institutional Class shares gained 8.29%. The Fund’s Class A shares advanced 8.02% at net asset value and 3.14% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark declined 0.70%. For complete, annualized performance of Delaware Strategic Income Fund, please see the table on page 4.

At the end of the prior fiscal year, in addition to the availability of significant monetary and fiscal stimulus, credit spreads (the yield differential between Treasurys and higher-risk assets) widened dramatically, creating an environment that we believed would result in improved fundamentals and compressed risk premiums. Accordingly, we drew down the Fund’s more liquid, higher-quality assets and shifted into both high yield securities and the higher yielding sectors of emerging markets. These were the key drivers of the Fund’s relative performance for the fiscal year.

The Fund has three main components: structured credit, including MBS and asset-backed securities (ABS); corporate credit, primarily high yield as well as some investment grade bonds; and emerging market bonds. While high yield and emerging market bonds were the key drivers of performance, the Fund had few detractors for the fiscal period because almost all holdings outperformed the benchmark as interest rates rose overall.

Among the leading contributors to the Fund’s performance, beginning with emerging markets, Latin America was the strongest-performing region, led by the strength of the Fund’s Brazilian holdings. These included Banco Mercantil Del Norte S.A., a Mexican banking and financial services holding company; CSN Nova Ventures, a vertical-integrated steel company; and Rede D’Or Finance Sarl, a medical and surgical hospital services company.

Within high yield markets, the Fund benefited from down-in-capital-structure trades within the financial sector exposure to down-in-capital structure trades of investment grade issuers within the financial sector such as Credit Suisse Group AG. We exited the Fund’s position in Credit Suisse Group during the fiscal year.

Commodities were also strong performers for the fiscal year. With the global economy reopening and a mismatch between heavy demand and limited supply overall, commodity prices rallied. Energy Transfer LP, a company that provides transportation and storage services for the energy sector, contributed to the Fund’s performance during the fiscal year. Freeport-McMoRan Inc.,a natural resources company mining copper, gold, and other commodities, and Methanex Corp., which produces and markets methanol, also contributed. Although remaining fundamentally constructive on its credit, we exited the Fund’s position in Freeport-McMoRan based on relative value given its strong performance for the fiscal year.

Although the Fund doesn’t have much exposure to higher-quality investment grade credit, we used that as a source of capital to deliberately downgrade the portfolio at the beginning of the fiscal year. Accordingly, we reduced the Fund’s exposure to investment grade corporate credit from a percentage in the low teens to less than 6% by fiscal year end.

Duration was another positive factor for performance. The Fund was short interest rate duration relative to the benchmark throughout the fiscal year. That was beneficial, as interest rates rose overall during the 12-month period.

The yield on the 10-year Treasury note rose from roughly 0.55% in early August 2020 to 1.74% in March 2021 before declining to 1.24% by fiscal year end. Late in the fiscal year, the lack of interest rate sensitivity relative to the benchmark detracted from the Fund’s performance. Rates climbed, however, over the full 12-month period. The Fund’s interest rate positioning helped greatly in early 2021 as rates pushed significantly higher but then meaningfully retraced in the final months of the fiscal period. (Source: Bloomberg.)

As noted previously, detractors from performance were minor overall. Exposure to Turkish government bonds negatively affected the Fund’s performance. The president of Turkey meddled in the affairs of the country’s central bank, raising concern about its independence and causing the bonds to underperform. We exited the Turkish government bonds during the fiscal year.

Another minor detractor was Saudi Arabian Oil Co. (Saudi Aramco) owing, in part, to higher interest rates. Although we remain comfortable with the credit from a fundamental perspective, we sold the Fund’s position in Saudi Aramco based on relative value considerations.

Several taxable municipal holdings including South Carolina State Public Service Authority and New Jersey State Turnpike Authority bonds modestly detracted from performance during the period as a result of rising interest rates. Both of these holdings are no longer held in the Fund.

The Fund’s corporate investment grade holdings are all BBB-rated securities, which we see as that market’s sweet spot. In contrast, we believe higher-quality investment grade issuers have more financial flexibility to maintain investment grade ratings and will be more inclined to exhibit shareholder friendly behavior such as levered M&A, increased dividends and share buybacks.

As of this writing, credit fundamentals have stabilized and now resemble pre-pandemic levels across most industries. With valuations higher than long-term historical averages, however, we are monitoring the shift in central bank policies about tapering and other deleveraging moves, COVID-19 infection trends, and fiscal legislation as potential catalysts that could shift the Fund’s risk profile.

A note about derivatives

The Fund used interest rate futures and foreign currency exchange contracts, primarily for risk management. During the fiscal year, derivatives did not have a material effect on the Fund’s performance (it amounted to less than 0.50 percentage points).

Performance summary
Delaware Strategic Income Fund	July 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. August 16, 1985)
Excluding sales charge	+8.02%	+4.07%	+3.70%	+5.77%
Including sales charge	+3.14%	+3.13%	+3.22%	+5.64%
Class C (Est. November 29, 1995)
Excluding sales charge	+7.21%	+3.30%	+2.93%	+4.25%
Including sales charge	+6.21%	+3.30%	+2.93%	+4.25%
Class R (Est. June 2, 2003)
Excluding sales charge	+7.74%	+3.81%	+3.44%	+4.14%
Including sales charge	+7.74%	+3.81%	+3.44%	+4.14%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	+8.29%	+4.33%	+3.96%	+5.35%
Including sales charge	+8.29%	+4.33%	+3.96%	+5.35%
Bloomberg Barclays US Aggregate Index	-0.70%	-5.73%	+3.35%	+5.40%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the blended rate, which is currently 0.25% of average daily net assets, based on the formula described previously. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks, including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets, due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit

Performance summary
Delaware Strategic Income Fund

rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

A collateralized debt obligation (CDO) is a security that banks use to repackage individual loans into a product sold to investors on the secondary market. These packages consist of auto loans, credit card debt, mortgages, or corporate debt.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.59% of the Fund’s average daily net assets from August 1, 2020 to July 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class
Total annual operating expenses
(without fee waivers)	1.52%	2.27%	1.77%	1.27%
Net expenses (including fee
waivers, if any)	0.84%	1.59%	1.09%	0.59%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from November 29, 2019 through November 27, 2021.

Performance of a $10,000 investment1

Average annual total returns from July 31, 2011 through July 31, 2021

For period beginning July 31, 2011 through July 31, 2021	Starting value	Ending value
Delaware Strategic Income Fund — Institutional Class shares	$10,000	$14,748
Bloomberg Barclays US Aggregate Index	$10,000	$13,897
Delaware Strategic Income Fund — Class A shares	$9,550	$13,732

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2011, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of July 31, 2011. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEGGX	246094205
Class C	DUGCX	246094700
Class R	DUGRX	246094809
Institutional Class	DUGIX	246094502

Disclosure of Fund expenses
For the six-month period from February 1, 2021 to July 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2021 to July 31, 2021.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Strategic Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/21	7/31/21	Expense Ratio	2/1/21 to 7/31/21*
Actual Fund return†
Class A	$1,000.00	$1,014.50	0.84%	$4.20
Class C	1,000.00	1,011.90	1.59%	7.93
Class R	1,000.00	1,014.40	1.09%	5.44
Institutional Class	1,000.00	1,015.70	0.59%	2.95
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.63	0.84%	$4.21
Class C	1,000.00	1,016.91	1.59%	7.95
Class R	1,000.00	1,019.39	1.09%	5.46
Institutional Class	1,000.00	1,021.87	0.59%	2.96

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation
Delaware Strategic Income Fund	As of July 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	9.97%
Agency Commercial Mortgage-Backed Securities	3.41%
Agency Mortgage-Backed Securities	2.93%
Collateralized Debt Obligations	0.71%
Convertible Bonds	2.80%
Corporate Bonds	45.44%
Banking	4.65%
Basic Industry	3.96%
Brokerage	1.19%
Capital Goods	1.56%
Communications	6.09%
Consumer Cyclical	5.42%
Consumer Non-Cyclical	3.54%
Electric	2.39%
Energy	6.75%
Finance Companies	0.95%
Insurance	1.43%
Real Estate	0.85%
Technology	1.22%
Transportation	3.96%
Utilities	1.48%
Non-Agency Asset-Backed Securities	4.88%
Non-Agency Collateralized Mortgage Obligations	5.63%
Non-Agency Commercial Mortgage-Backed Securities	5.00%
Loan Agreements	3.88%
Sovereign Bonds	7.83%
Supranational Banks	0.91%
US Treasury Obligations	3.13%
Short-Term Investments	2.73%
Total Value of Securities	99.25%
Receivables and Other Assets Net of Liabilities	0.75%
Total Net Assets	100.00%

Schedule of investments
Delaware Strategic Income Fund	July 31, 2021

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations – 9.97%
Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 2.939% (LIBOR01M + 2.85%) 11/25/29 ●	21,153	$21,679
Series 2018-C02 2M2 2.289% (LIBOR01M + 2.20%, Floor
2.20%) 8/25/30 ●	349,493	353,325
Series 2018-C03 1M2 2.239% (LIBOR01M + 2.15%, Floor
2.15%) 10/25/30 ●	427,675	434,021
Series 2018-C05 1M2 2.439% (LIBOR01M + 2.35%, Floor
2.35%) 1/25/31 ●	452,307	457,626
Fannie Mae REMICs
Series 2017-77 HZ 3.50% 10/25/47	43,322	45,662
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2018-HQA1 M2 2.389% (LIBOR01M + 2.30%) 9/25/30 ●	429,679	433,469
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2020-HQA2 M2 144A 3.189% (LIBOR01M + 3.10%)
3/25/50 #, ●	482,563	489,143
Series 2021-DNA1 M2 144A 1.85% (SOFR + 1.80%)
1/25/51 #, ●	500,000	501,524
Series 2021-DNA3 M2 144A 2.15% (SOFR + 2.10%)
10/25/33 #, ●	500,000	510,021
Series 2021-DNA5 M2 144A 1.70% (SOFR + 1.65%)
1/25/34 #, ●	500,000	503,144
Series 2021-HQA1 M2 144A 2.30% (SOFR + 2.25%)
8/25/33 #, ●	500,000	505,560
Series 2021-HQA2 M2 144A 2.10% (SOFR + 2.05%)
12/25/33 #, ●	665,000	666,666
GNMA
Series 2017-34 DY 3.50% 3/20/47	20,000	21,871
Total Agency Collateralized Mortgage Obligations (cost $4,904,225)		4,943,711

Agency Commercial Mortgage-Backed Securities – 3.41%
FREMF Mortgage Trust
Series 2013-K25 C 144A 3.62% 11/25/45 #, ●	45,000	46,424
Series 2014-K717 B 144A 3.58% 11/25/47 #, ●	35,000	35,093
Series 2014-K717 C 144A 3.58% 11/25/47 #, ●	20,000	20,035
Series 2015-K721 B 144A 3.557% 11/25/47 #, ●	435,000	448,035
Series 2016-K53 B 144A 4.021% 3/25/49 #, ●	50,000	55,430
Series 2016-K722 B 144A 3.858% 7/25/49 #, ●	75,000	78,851
Series 2017-K66 B 144A 4.035% 7/25/27 #, ●	175,000	196,531
Series 2017-K71 B 144A 3.753% 11/25/50 #, ●	210,000	233,436
Series 2018-K72 B 144A 3.992% 12/25/50 #, ●	175,000	197,150

Schedule of investments
Delaware Strategic Income Fund

	Principal
	amount°	Value (US $)
Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2018-K86 C 144A 4.293% 11/25/51 #, ●	340,000	$380,396
Total Agency Commercial Mortgage-Backed Securities (cost $1,661,750)		1,691,381

Agency Mortgage-Backed Securities – 2.93%
Fannie Mae S.F. 15 yr
2.50% 8/1/35	156,027	163,558
Fannie Mae S.F. 20 yr
2.50% 1/1/41	108,212	113,051
Fannie Mae S.F. 30 yr
2.50% 7/1/51	469,627	490,187
Freddie Mac S.F. 15 yr
2.00% 12/1/35	195,520	203,947
Freddie Mac S.F. 20 yr
2.00% 3/1/41	344,247	354,894
2.00% 4/1/41	124,477	128,327
Total Agency Mortgage-Backed Securities (cost $1,449,908)		1,453,964

Collateralized Debt Obligations – 0.71%
Octagon Investment Partners 48
Series 2020-3A A 144A 1.634% (LIBOR03M + 1.50%, Floor
1.50%) 10/20/31 #, ●	350,000	350,290
Total Collateralized Debt Obligations (cost $350,000)		350,290

Convertible Bonds – 2.80%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity
date 3/15/23	245,000	254,653
Cheniere Energy 4.25% exercise price $138.38, maturity date
3/15/45	400,000	335,277
Helix Energy Solutions Group 6.75% exercise price $6.97,
maturity date 2/15/26	290,000	310,151
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity
date 5/1/24	265,000	235,161
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	250,000	250,333
Total Convertible Bonds (cost $1,247,721)		1,385,575

Corporate Bonds – 45.44%
Banking – 4.65%
Banco de Bogota 144A 6.25% 5/12/26 #	410,000	449,063
Banco GNB Sudameris 144A 7.50% 4/16/31 #, µ	225,000	230,535

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Banco Mercantil del Norte 144A 8.375% 10/14/30 #, µ, ψ		200,000	$242,014
Bank of New York Mellon 4.70% 9/20/25 µ, ψ		47,000	52,115
BBVA Bancomer 144A 6.75% 9/30/22 #		236,000	250,401
Deutsche Bank 5.625% 5/19/31 µ	EUR	300,000	420,787
JPMorgan Chase & Co. 2.58% 4/22/32 µ		20,000	20,824
Natwest Group 8.625% 8/15/21 µ, ψ		535,000	536,725
Truist Financial 4.95% 9/1/25 µ, ψ		45,000	49,275
Wells Fargo & Co. 3.90% 3/15/26 µ, ψ		50,000	51,938
			2,303,677
Basic Industry – 3.96%
AngloGold Ashanti Holdings 3.75% 10/1/30		215,000	224,782
CSN Inova Ventures 144A 6.75% 1/28/28 #		235,000	259,815
First Quantum Minerals
144A 6.875% 10/15/27 #		200,000	217,013
144A 7.50% 4/1/25 #		200,000	207,617
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #		200,000	237,500
Methanex 5.25% 12/15/29		235,000	260,215
Metinvest 144A 7.65% 10/1/27 #		200,000	221,137
PowerTeam Services 144A 9.033% 12/4/25 #		80,000	88,367
Sasol Financing USA 4.375% 9/18/26		240,000	246,491
			1,962,937
Brokerage – 1.19%
Charles Schwab
4.00% 6/1/26 µ, ψ		35,000	36,619
5.375% 6/1/25 µ, ψ		35,000	39,172
Jefferies Group 6.50% 1/20/43		365,000	515,237
			591,028
Capital Goods – 1.56%
SAN Miguel Industrias Pet 144A 3.50% 8/2/28 #		250,000	245,405
Spirit AeroSystems 144A 5.50% 1/15/25 #		190,000	199,737
Standard Industries
144A 3.375% 1/15/31 #		35,000	33,985
144A 5.00% 2/15/27 #		7,000	7,228
TransDigm 144A 6.25% 3/15/26 #		62,000	65,100
Turkiye Sise ve Cam Fabrikalari 144A 6.95% 3/14/26 #		200,000	223,350
			774,805
Communications – 6.09%
Altice Financing 144A 5.00% 1/15/28 #		230,000	226,266
Altice France Holding 144A 6.00% 2/15/28 #		220,000	217,250

Schedule of investments
Delaware Strategic Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Clear Channel Outdoor Holdings 144A 7.75% 4/15/28 #		75,000	$78,314
Cumulus Media New Holdings 144A 6.75% 7/1/26 #		500,000	528,167
HTA Group 144A 7.00% 12/18/25 #		210,000	222,892
LCPR Senior Secured Financing DAC 144A 6.75% 10/15/27 #		235,000	251,401
Sprint 7.875% 9/15/23		205,000	232,193
Terrier Media Buyer 144A 8.875% 12/15/27 #		125,000	133,844
Time Warner Cable 7.30% 7/1/38		170,000	250,069
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #		210,000	226,296
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #		200,000	198,516
VTR Comunicaciones 144A 4.375% 4/15/29 #		450,000	451,078
			3,016,286
Consumer Cyclical – 5.42%
B2W Digital 144A 4.375% 12/20/30 #		225,000	225,811
Bath & Body Works 144A 9.375% 7/1/25 #		130,000	168,675
Carnival
144A 5.75% 3/1/27 #		125,000	127,187
144A 7.625% 3/1/26 #		131,000	138,532
Ford Motor Credit 4.542% 8/1/26		200,000	217,522
General Motors 6.125% 10/1/25		20,000	23,693
General Motors Financial 5.70% 9/30/30 µ, ψ		25,000	28,595
Jaguar Land Rover Automotive 144A 5.875% 1/15/28 #		200,000	207,490
MGM Resorts International 4.75% 10/15/28		45,000	47,427
PetSmart 144A 7.75% 2/15/29 #		250,000	274,436
Prime Security Services Borrower 144A 6.25% 1/15/28 #		500,000	523,075
Rent-A-Center 144A 6.375% 2/15/29 #		250,000	269,290
Royal Caribbean Cruises 144A 5.50% 4/1/28 #		50,000	51,051
Schaeffler 2.875% 3/26/27	EUR	120,000	153,547
Scientific Games International 144A 8.25% 3/15/26 #		172,000	182,752
Six Flags Entertainment 144A 4.875% 7/31/24 #		45,000	45,338
			2,684,421
Consumer Non-Cyclical – 3.54%
Auna 144A 6.50% 11/20/25 #		230,000	236,884
Bausch Health
144A 5.50% 11/1/25 #		47,000	48,059
144A 6.25% 2/15/29 #		53,000	52,800
MHP 144A 7.75% 5/10/24 #		200,000	216,393
Ortho-Clinical Diagnostics 144A 7.25% 2/1/28 #		169,000	184,403
Pilgrim’s Pride 144A 5.875% 9/30/27 #		35,000	37,496
Rede D’or Finance 144A 4.50% 1/22/30 #		270,000	275,841

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Tenet Healthcare
144A 4.25% 6/1/29 #	75,000	$76,594
144A 6.125% 10/1/28 #	40,000	42,652
6.875% 11/15/31	100,000	114,784
Teva Pharmaceutical Finance Netherlands III 6.75% 3/1/28	200,000	221,750
Ulker Biskuvi Sanayi 144A 6.95% 10/30/25 #	230,000	249,456
		1,757,112
Electric – 2.39%
Calpine
144A 5.00% 2/1/31 #	40,000	40,539
144A 5.125% 3/15/28 #	78,000	79,078
144A 5.25% 6/1/26 #	171,000	176,363
Duke Energy 4.875% 9/16/24 µ, ψ	80,000	85,440
NRG Energy 144A 4.45% 6/15/29 #	335,000	378,329
Pacific Gas and Electric 3.30% 8/1/40	29,000	26,381
PG&E 5.25% 7/1/30	165,000	161,287
UEP Penonome II 144A 6.50% 10/1/38 #	226,773	234,795
		1,182,212
Energy – 6.75%
Cheniere Corpus Christi Holdings 7.00% 6/30/24	300,000	342,973
CNX Resources 144A 6.00% 1/15/29 #	225,000	238,866
Crestwood Midstream Partners 144A 6.00% 2/1/29 #	146,000	152,041
Energy Transfer 6.50% 11/15/26 µ, ψ	90,000	92,593
Genesis Energy 7.75% 2/1/28	255,000	258,097
Geopark 144A 5.50% 1/17/27 #	235,000	237,290
Lukoil Securities 144A 3.875% 5/6/30 #	220,000	234,643
Marathon Oil 4.40% 7/15/27	200,000	228,305
Murphy Oil
5.875% 12/1/27	120,000	124,606
6.375% 7/15/28	95,000	100,568
NuStar Logistics 6.375% 10/1/30	35,000	38,924
PDC Energy 5.75% 5/15/26	135,000	139,840
Petroleos Mexicanos 5.95% 1/28/31	260,000	255,905
Southwestern Energy 7.75% 10/1/27	210,000	225,508
TechnipFMC 144A 6.50% 2/1/26 #	410,000	439,519
Tullow Oil 144A 10.25% 5/15/26 #	225,000	235,006
		3,344,684
Finance Companies – 0.95%
Aviation Capital Group 144A 5.50% 12/15/24 #	205,000	232,446

Schedule of investments
Delaware Strategic Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
Oryx Funding 144A 5.80% 2/3/31 #		225,000	$237,579
			470,025
Insurance – 1.43%
Brighthouse Financial
3.70% 6/22/27		96,000	106,117
4.70% 6/22/47		65,000	73,243
5.625% 5/15/30		25,000	30,801
HUB International 144A 7.00% 5/1/26 #		195,000	202,120
MetLife 3.85% 9/15/25 µ, ψ		55,000	57,681
USI 144A 6.875% 5/1/25 #		235,000	239,808
			709,770
Real Estate – 0.85%
Aroundtown 2.00% 11/2/26	EUR	200,000	258,222
Yuzhou Group Holdings 7.70% 2/20/25		220,000	164,727
			422,949
Technology – 1.22%
Broadcom 144A 3.469% 4/15/34 #		120,000	127,916
ION Trading Technologies 144A 5.75% 5/15/28 #		250,000	259,280
Iron Mountain 144A 5.25% 7/15/30 #		205,000	218,709
			605,905
Transportation – 3.96%
Abertis Infraestructuras Finance 3.248% 11/24/25 µ, ψ	EUR	300,000	370,591
Aerovias de Mexico 144A 7.00% 2/5/25 #, ‡		225,000	188,433
ASG Finance Designated Activity 144A 7.875% 12/3/24 #		230,000	223,675
DAE Funding 144A 3.375% 3/20/28 #		225,000	232,266
Delta Air Lines 7.375% 1/15/26		232,000	273,254
Mileage Plus Holdings 144A 6.50% 6/20/27 #		175,000	190,750
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #, ^		255,000	193,972
United Airlines
144A 4.375% 4/15/26 #		20,000	20,603
144A 4.625% 4/15/29 #		20,000	20,600
VistaJet Malta Finance 144A 10.50% 6/1/24 #		230,000	250,299
			1,964,443
Utilities – 1.48%
Clean Renewable Power Mauritius 144A 4.25% 3/25/27 #		240,000	238,854

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Electricite de France
2.875% 12/15/26 µ, ψ	EUR	200,000	$247,914
3.00% 9/3/27 µ, ψ	EUR	200,000	248,371
			735,139
Total Corporate Bonds (cost $21,490,960)			22,525,393

Non-Agency Asset-Backed Securities – 4.88%
Citicorp Residential Mortgage Trust
Series 2006-3 A5 4.983% 11/25/36 ●		212,276	217,518
Diamond Infrastructure Funding
Series 2021-1A A 144A 1.76% 4/15/49 #		500,000	503,276
Domino’s Pizza Master Issuer
Series 2021-1A A2I 144A 2.662% 4/25/51 #		448,875	468,307
Hardee’s Funding
Series 2020-1A A2 144A 3.981% 12/20/50 #		696,500	747,623
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #		480,075	479,744
Total Non-Agency Asset-Backed Securities (cost $2,325,598)			2,416,468

Non-Agency Collateralized Mortgage Obligations – 5.63%
Connecticut Avenue Securities Trust
Series 2019-R01 2M2 144A 2.539% (LIBOR01M + 2.45%)
7/25/31 #, ●		231,554	232,719
Series 2019-R07 1M2 144A 2.189% (LIBOR01M + 2.10%)
10/25/39 #, ●		200,556	201,545
Credit Suisse First Boston Mortgage Securities
Series 2005-5 6A3 5.00% 7/25/35		18,862	19,157
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.75% 5/19/27 #, ●		11,197	11,192
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36		18,702	19,251
Series 2014-2 B1 144A 3.419% 6/25/29 #, ●		33,237	34,280
Series 2014-2 B2 144A 3.419% 6/25/29 #, ●		33,237	34,140
Series 2015-4 B1 144A 3.584% 6/25/45 #, ●		69,046	70,161
Series 2015-4 B2 144A 3.584% 6/25/45 #, ●		69,046	70,043
Series 2015-5 B2 144A 2.459% 5/25/45 #, ●		79,213	80,859
Series 2015-6 B1 144A 3.53% 10/25/45 #, ●		64,909	66,344
Series 2015-6 B2 144A 3.53% 10/25/45 #, ●		64,909	66,210
Series 2016-4 B1 144A 3.827% 10/25/46 #, ●		82,177	84,361
Series 2016-4 B2 144A 3.827% 10/25/46 #, ●		88,131	89,866

Schedule of investments
Delaware Strategic Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust
Series 2014-1 B3 144A 3.911% 4/25/44 #, ●	273,973	$284,090
Series 2015-1 B2 144A 3.891% 1/25/45 #, ●	24,652	25,115
Series 2017-5 B2 144A 3.828% 8/25/47 #, ●	451,923	466,319
Series 2017-6 B2 144A 3.762% 9/25/47 #, ●	452,050	465,524
Series 2017-7 B2 144A 3.738% 10/25/47 #, ●	453,483	466,172
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 2.634% 4/25/36 ●	3,386	3,348
Total Non-Agency Collateralized Mortgage Obligations (cost $2,779,599)		2,790,696

Non-Agency Commercial Mortgage-Backed Securities – 5.00%
BANK
Series 2017-BNK5 B 3.896% 6/15/60 ●	60,000	66,417
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	110,000	112,859
DB-JPM Mortgage Trust
Series 2020-C9 B 2.567% 8/15/53	500,000	517,338
GS Mortgage Securities Trust
Series 2017-GS6 B 3.869% 5/10/50	500,000	551,081
Series 2018-GS9 B 4.321% 3/10/51 ●	280,000	315,849
Series 2020-GC47 B 3.455% 5/12/53 ●	500,000	554,762
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	130,000	133,174
Series 2016-WIKI A 144A 2.798% 10/5/31 #	90,000	90,087
Series 2016-WIKI B 144A 3.201% 10/5/31 #	85,000	85,084
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 ●	52,391	28,051
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 ●	24,031	23,687
Total Non-Agency Commercial Mortgage-Backed Securities (cost $2,454,665)		2,478,389

Loan Agreements – 3.88%
Acrisure Tranche B 3.607% (LIBOR02M + 3.50%) 2/15/27 ●	81,331	80,094
Applied Systems 2nd Lien 6.25% (LIBOR03M + 5.50%) 9/19/25 ●	479,762	487,058
AssuredPartners 3.592% (LIBOR01M + 3.50%) 2/12/27 ●	122,432	121,189
BWay Holding 3.342% (LIBOR01M + 3.25%) 4/3/24 ●	64,696	62,732
Connect US Finco 4.50% (LIBOR01M + 3.50%) 12/11/26 ●	74,063	74,122
Frontier Communications Tranche B 4.50% (LIBOR01M + 3.75%)
5/1/28 ●	224,437	224,718

		Principal
		amount°	Value (US $)
Loan Agreements (continued)
Gentiva Health Services Tranche B-1 2.875% (LIBOR01M +
2.75%) 7/2/25 ●		81,505	$81,302
Global Medical Response 5.75% (LIBOR03M + 4.75%) 10/2/25 ●		64,675	64,825
Grupo Aeromexico
9.00% (LIBOR03M + 8.00%) 12/31/21 =, ●		30,000	30,000
12.50% - 13.50% (LIBOR03M + 12.50%) 8/19/22 =, ●		70,730	70,730
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 ●		217,800	215,395
Informatica 2nd Lien 7.125% (LIBOR03M + 7.125%) 2/25/25 ●		31,000	31,775
Stars Group Holdings 2.397% (LIBOR03M + 2.25%) 7/21/26 ●		29,861	29,665
Tecta America 2nd Lien 9.25% (LIBOR01M + 8.50%) 4/6/29 ●		135,000	135,000
Terrier Media Buyer Tranche B 3.592% (LIBOR01M + 3.50%)
12/17/26 ●		13,791	13,666
Ultimate Software Group 1st Lien 3.842% (LIBOR01M + 3.75%)
5/4/26 ●		117,275	117,399
Verscend Holding Tranche B 4.092% (LIBOR01M + 4.00%)
8/27/25 ●		82,605	82,605
Total Loan Agreements (cost $1,901,692)			1,922,275

Sovereign Bonds – 7.83%Δ
Brazil – 0.39%
Brazilian Government International Bond 4.75% 1/14/50		200,000	192,404
			192,404
Chile – 0.36%
Bonos de la Tesoreria de la Republica en pesos 144A 2.30%
10/1/28 #	CLP	155,000,000	178,138
			178,138
Dominican Republic – 0.44%
Dominican Republic International Bond 144A 4.50% 1/30/30 #		214,000	219,780
			219,780
Egypt – 0.88%
Egypt Government International Bonds
144A 5.75% 5/29/24 #		206,000	219,610
144A 7.60% 3/1/29 #		200,000	217,550
			437,160
El Salvador – 0.39%
El Salvador Government International Bond 144A 7.65%
6/15/35 #		217,000	190,962
			190,962

Schedule of investments
Delaware Strategic Income Fund

		Principal
		amount°	Value (US $)
Sovereign BondsΔ (continued)
Honduras – 0.64%
Honduras Government International Bond 144A 5.625%
6/24/30 #		303,000	$317,771
			317,771
Indonesia – 1.06%
Indonesia Treasury Bonds
6.125% 5/15/28	IDR	4,207,000,000	295,263
6.50% 2/15/31	IDR	3,249,000,000	228,334
			523,597
Ivory Coast – 0.44%
Ivory Coast Government International Bond 144A 6.125%
6/15/33 #		200,000	217,208
			217,208
Malaysia – 0.85%
Malaysia Government Bond 3.955% 9/15/25	MYR	1,688,000	422,144
			422,144
Mexico – 0.09%
Mexican Bonos 8.50% 5/31/29	MXN	800,000	44,287
			44,287
Mongolia – 0.49%
Mongolia Government International Bond 144A 5.625% 5/1/23 #		230,000	242,363
			242,363
Paraguay – 0.46%
Paraguay Government International Bond 144A 4.95% 4/28/31 #		200,000	229,750
			229,750
Senegal – 0.41%
Senegal Government International Bond 144A 6.75% 3/13/48 #		200,000	205,262
			205,262
Uruguay – 0.45%
Uruguay Government International Bond 8.50% 3/15/28	UYU	9,334,000	222,477
			222,477
Uzbekistan – 0.48%
Republic of Uzbekistan International Bond 144A 4.75% 2/20/24 #		226,000	239,688
			239,688
Total Sovereign Bonds (cost $3,801,798)			3,882,991

	Principal
	amount°	Value (US $)
Supranational Banks – 0.91%
Banque Ouest Africaine de Developpement
144A 4.70% 10/22/31 #	414,000	$450,519
Total Supranational Banks (cost $425,128)		450,519

US Treasury Obligations – 3.13%
US Treasury Notes
0.375% 7/15/24	975,000	975,952
0.875% 6/30/26	570,000	575,210
Total US Treasury Obligations (cost $1,544,417)		1,551,162

	Number of
	shares
Short-Term Investments – 2.73%
Money Market Mutual Funds – 2.73%
BlackRock FedFund – Institutional Shares (seven-day effective
yield 0.03%)	338,208	338,208
Fidelity Investments Money Market Government Portfolio – Class I
(seven-day effective yield 0.01%)	338,208	338,208
GS Financial Square Government Fund – Institutional Shares
(seven-day effective yield 0.03%)	338,208	338,208
Morgan Stanley Government Portfolio – Institutional Share Class
(seven-day effective yield 0.00%)	338,208	338,208
Total Short-Term Investments (cost $1,352,832)		1,352,832
Total Value of Securities–99.25%
(cost $47,690,293)		$49,195,646

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2021, the aggregate value of Rule 144A securities was $28,252,535, which represents 57.00% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

Schedule of investments
Delaware Strategic Income Fund

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
‡	Non-income producing security. Security is currently in default.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin.

The following foreign currency exchange contracts and futures contracts were outstanding at July 31, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
JPMCB	EUR	420,000	USD	(496,148)	9/17/21	$2,574	$—
TD	EUR	(905,000)	USD	1,098,973	9/17/21	24,345	—
Total Foreign Currency Exchange Contracts						$26,919	$—

Futures Contracts Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
	US Treasury
(12)	10 yr Notes	$(1,613,437)	$(1,580,689)	9/21/21	$—	$(32,748)	$(2,813)
	US Treasury
	10 yr Ultra
2	Notes	300,500	289,255	9/21/21	11,245	—	813
Total Futures Contracts			$(1,291,434)		$11,245	$(32,748)	$(2,000)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
DAC – Designated Activity Company
FREMF – Freddie Mac Multifamily
GNMA – Government National Mortgage Association
GS – Goldman Sachs

Summary of abbreviations: (continued)
GSMPS – Goldman Sachs Reperforming Mortgage Securities
ICE – Intercontinental Exchange, Inc.
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR02M – ICE LIBOR USD 2 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
TD – TD Bank
yr – Year

Summary of currencies:
CLP – Chilean Peso
EUR – European Monetary Unit
IDR – Indonesia Rupiah
MXN – Mexican Peso
MYR – Malaysia Ringgit
USD – US Dollar
UYU – Uruguay Peso

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Strategic Income Fund	July 31, 2021

Assets:
Investments, at value*	$49,195,646
Cash	237,512
Cash collateral due from broker	16,465
Foreign currencies, at valueΔ	16,074
Dividends and interest receivable	421,157
Receivable for fund shares sold	106,109
Unrealized appreciation on foreign currency exchange contracts	26,919
Receivable from investment manager	11,791
Total Assets	50,031,673
Liabilities:
Payable for securities purchased	250,009
Payable for fund shares redeemed	79,993
Audit and tax fees payable	49,410
Other accrued expenses	23,113
Reports and statements to shareholders expenses payable to non-affiliates	20,687
Accounting and administration fees payable to non-affiliates	17,835
Distribution payable	8,764
Distribution fees payable to affiliates	8,046
Variation margin due to broker on futures contracts	2,000
Legal fees payable to affiliates	1,017
Accounting and administration expenses payable to affiliates	486
Dividend disbursing and transfer agent fees and expenses payable to affiliates	354
Trustees’ fees and expenses payable	69
Reports and statements to shareholders expenses payable to affiliates	49
Total Liabilities	461,832
Total Net Assets	$49,569,841

Net Assets Consist of:
Paid-in capital	$52,078,409
Total distributable earnings (loss)	(2,508,568)
Total Net Assets	$49,569,841

Net Asset Value

Class A:
Net assets	$31,689,555
Shares of beneficial interest outstanding, unlimited authorization, no par	3,697,420
Net asset value per share	$8.57
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$8.97

Class C:
Net assets	$1,450,701
Shares of beneficial interest outstanding, unlimited authorization, no par	169,127
Net asset value per share	$8.58

Class R:
Net assets	$171,264
Shares of beneficial interest outstanding, unlimited authorization, no par	19,917
Net asset value per share	$8.60

Institutional Class:
Net assets	$16,258,321
Shares of beneficial interest outstanding, unlimited authorization, no par	1,895,034
Net asset value per share	$8.58
____________________
*Investments, at cost	$47,690,293
ΔForeign currencies, at cost	16,552

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Strategic Income Fund	Year ended July 31, 2021

Investment Income:
Interest	$1,995,474
Dividends	6,631
Foreign tax withheld	(216)
2,001,889

Expenses:
Management fees	251,241
Distribution expenses — Class A	77,987
Distribution expenses — Class C	15,980
Distribution expenses — Class R	1,261
Registration fees	66,511
Dividend disbursing and transfer agent fees and expenses	51,530
Audit and tax fees	49,449
Accounting and administration expenses	48,246
Reports and statements to shareholders expenses	38,116
Legal fees	30,779
Custodian fees	9,524
Trustees’ fees and expenses	2,130
Other	39,398
682,152
Less expenses waived	(316,508)
Less expenses paid indirectly	(120)
Total operating expenses	365,524
Net Investment Income	1,636,365

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$1,467,335
Foreign currencies	(69,988)
Foreign currency exchange contracts	1,007
Futures contracts	(24,648)
Swap contracts	(2,244)
Net realized gain	1,371,462

Net change in unrealized appreciation (depreciation) of:
Investments	448,016
Foreign currencies	(1,043)
Foreign currency exchange contracts	21,339
Futures contracts	(38,479)
Swap contracts	2,244
Net change in unrealized appreciation (depreciation)	432,077
Net Realized and Unrealized Gain	1,803,539
Net Increase in Net Assets Resulting from Operations	$3,439,904

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Strategic Income Fund

	Year ended
	7/31/21	7/31/20
Increase in Net Assets from Operations:
Net investment income	$1,636,365	$1,627,167
Net realized gain	1,371,462	710,787
Net change in unrealized appreciation (depreciation)	432,077	260,856
Net increase in net assets resulting from operations	3,439,904	2,598,810

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,178,685)	(1,150,976)
Class C	(48,136)	(77,116)
Class R	(8,823)	(22,494)
Institutional Class	(505,146)	(506,825)

Return of capital:
Class A	(7,452)	(14,898)
Class C	(341)	(922)
Class R	(40)	(215)
Institutional Class	(3,820)	(4,918)
	(1,752,443)	(1,778,364)

Capital Share Transactions:
Proceeds from shares sold:
Class A	3,593,624	2,325,216
Class C	283,386	546,156
Class R	32,235	150,741
Institutional Class	15,491,085	2,218,451

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	1,090,088	1,062,593
Class C	49,450	74,732
Class R	8,440	21,539
Institutional Class	514,967	516,863
	21,063,275	6,916,291

	Year ended
	7/31/21	7/31/20
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(3,991,917)	$(5,249,182)
Class C	(796,473)	(1,575,998)
Class R	(314,841)	(477,132)
Institutional Class	(9,992,516)	(9,539,619)
	(15,095,747)	(16,841,931)
Increase (decrease) in net assets derived from capital share
transactions	5,967,528	(9,925,640)
Net Increase (Decrease) in Net Assets	7,654,989	(9,105,194)
Net Assets:
Beginning of year	41,914,852	51,020,046
End of year	$49,569,841	$41,914,852

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Strategic Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$8.24	$8.07	$8.01	$8.41	$8.57

0.30	0.29	0.32	0.32	0.24
0.35	0.20	0.08	(0.37)	(0.10)
0.65	0.49	0.40	(0.05)	0.14

(0.32)	(0.32)	(0.27)	(0.32)	(0.30)
— [2]	— [2]	(0.07)	(0.03)	—
(0.32)	(0.32)	(0.34)	(0.35)	(0.30)

$8.57	$8.24	$8.07	$8.01	$8.41

8.02%	6.27%	5.20%	(0.62% )	1.73%

$31,690	$29,793	$31,032	$33,912	$51,220
0.84%	0.84%	0.84%	0.88%	0.90%
1.53%	1.52%	1.50%	1.35%	1.29%
3.54%	3.66%	4.09%	3.83%	2.84%
2.85%	2.98%	3.43%	3.36%	2.45%
89%	130%	106%	125%	210%

Financial highlights
Delaware Strategic Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$8.25	$8.08	$8.02	$8.42	$8.58

0.24	0.23	0.26	0.25	0.18
0.35	0.20	0.08	(0.36)	(0.10)
0.59	0.43	0.34	(0.11)	0.08

(0.26)	(0.26)	(0.21)	(0.26)	(0.24)
— [2]	— [2]	(0.07)	(0.03)	—
(0.26)	(0.26)	(0.28)	(0.29)	(0.24)

$8.58	$8.25	$8.08	$8.02	$8.42

7.21%	5.47%	4.42%	(1.35% )	0.97%

$1,451	$1,846	$2,793	$3,450	$4,996
1.59%	1.59%	1.59%	1.63%	1.65%
2.28%	2.27%	2.25%	2.10%	2.04%
2.79%	2.91%	3.34%	3.08%	2.09%

2.10%	2.23%	2.68%	2.61%	1.70%
89%	130%	106%	125%	210%

Financial highlights
Delaware Strategic Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$8.27	$8.10	$8.03	$8.44	$8.60

0.28	0.27	0.30	0.30	0.22
0.35	0.20	0.09	(0.38)	(0.10)
0.63	0.47	0.39	(0.08)	0.12

(0.30)	(0.30)	(0.25)	(0.30)	(0.28)
— [2]	— [2]	(0.07)	(0.03)	—
(0.30)	(0.30)	(0.32)	(0.33)	(0.28)

$8.60	$8.27	$8.10	$8.03	$8.44

7.74%	5.99%	5.07%	(0.97% )	1.48%

$171	$431	$738	$4,259	$5,725
1.09%	1.09%	1.09%	1.13%	1.15%
1.78%	1.77%	1.75%	1.60%	1.54%
3.29%	3.41%	3.84%	3.58%	2.59%

2.60%	2.73%	3.18%	3.11%	2.20%
89%	130%	106%	125%	210%

Financial highlights
Delaware Strategic Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$8.25	$8.08	$8.02	$8.42	$8.58

0.32	0.31	0.34	0.34	0.26
0.35	0.20	0.08	(0.37)	(0.10)
0.67	0.51	0.42	(0.03)	0.16

(0.34)	(0.34)	(0.29)	(0.34)	(0.32)
— [2]	— [2]	(0.07)	(0.03)	—
(0.34)	(0.34)	(0.36)	(0.37)	(0.32)

$8.58	$8.25	$8.08	$8.02	$8.42

8.29%	6.53%	5.47%	(0.36% )	1.99%

$16,258	$9,845	$16,457	$28,366	$33,820
0.59%	0.59%	0.59%	0.63%	0.65%
1.28%	1.27%	1.25%	1.10%	1.04%
3.79%	3.91%	4.34%	4.08%	3.09%
3.10%	3.23%	3.68%	3.61%	2.70%
89%	130%	106%	125%	210%

Notes to financial statements
Delaware Strategic Income Fund	July 31, 2021

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Emerging Markets Debt Corporate Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware Strategic Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the Transaction). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds® by Macquarie, are now managed by Delaware Management Company (DMC) and distributed by DDLP.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2021, and for all open tax years (years ended July 31, 2018—July 31, 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended July 31, 2021, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the

Notes to financial statements
Delaware Strategic Income Fund

1. Significant Accounting Policies (continued)

Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended July 31, 2021.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2021, the Fund earned $120 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual operating expenses from exceeding 0.59% of the Fund’s average daily net assets. This waiver was in effect from August 1, 2020 through July 31, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursement are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next

Notes to financial statements
Delaware Strategic Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

$10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2021, the Fund was charged $5,549 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2021, the Fund was charged $3,957 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of the average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same, blended rate currently 0.25% of the average daily net assets based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2021, the Fund was charged $9,321 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2021, DDLP earned $1,363 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2021, DDLP received gross CDSC commissions of $60 and $9 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended July 31, 2021 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/ trustees and/or common officers. At their regularly scheduled meetings, the Board reviews a report related to the Fund’s compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended July 31, 2021, the Fund engaged in Rule 17a-7 securities sales of $496,640, which resulted in a net realized gain of $815. The Fund did not engage in Rule 17a-7 securities purchases for the year ended July 31, 2021.

____________________

*	The aggregate contractual waiver period covering this report is from November 29, 2019 through November 27, 2021.

3. Investments

For the year ended July 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$29,117,703
Purchases of US government securities	14,900,634
Sales other than US government securities	26,876,405
Sales of US government securities	11,916,754

Notes to financial statements
Delaware Strategic Income Fund

3. Investments (continued)

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$47,803,871
Aggregate unrealized appreciation of investments and derivatives	$1,756,261
Aggregate unrealized depreciation of investments and derivatives	(359,070)
Net unrealized appreciation of investments and derivatives	$1,397,191

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2021:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$4,943,711	$—	$4,943,711
Agency Commercial Mortgage-Backed Securities	—	1,691,381	—	1,691,381
Agency Mortgage-Backed Securities	—	1,453,964	—	1,453,964
Collateralized Debt Obligations	—	350,290	—	350,290
Convertible Bonds	—	1,385,575	—	1,385,575
Corporate Bonds	—	22,525,393	—	22,525,393
Loan Agreements[1]	—	1,821,545	100,730	1,922,275
Non-Agency Asset-Backed Securities	—	2,416,468	—	2,416,468
Non-Agency Collateralized Mortgage Obligations	—	2,790,696	—	2,790,696
Non-Agency Commercial Mortgage-Backed
Securities	—	2,478,389	—	2,478,389
Sovereign Bonds	—	3,882,991	—	3,882,991
Supranational Banks	—	450,519	—	450,519
US Treasury Obligations	—	1,551,162	—	1,551,162
Short-Term Investments	1,352,832	—	—	1,352,832
Total Value of Securities	$1,352,832	$47,742,084	$100,730	$49,195,646

Derivatives[2]
Assets:
Futures Contracts	$11,245	$—	$—	$11,245
Foreign Currency Exchange Contracts	—	26,919	—	26,919
Liabilities:
Futures Contracts	$(32,748)	$—	$—	$(32,748)

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Loan Agreements	—	94.76%	5.24%	100.00%

Notes to financial statements
Delaware Strategic Income Fund

3. Investments (continued)

[2]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended July 31, 2021, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2021 and 2020 were as follows:

	Year ended
	7/31/21	7/31/20
Ordinary income	$1,740,790	$1,757,411
Return of capital	11,653	20,953
Total	$1,752,443	$1,778,364

5. Components of Net Assets on a Tax Basis

As of July 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$52,078,409
Qualified late year loss deferrals	(57,705)
Distributions payable	(8,764)
Capital loss carryforwards	(3,839,290)
Unrealized appreciation of investments and foreign currencies	1,397,191
Net assets	$49,569,841

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of futures contracts, mark-to-market on foreign currency contracts, tax treatment of market discount and premium on debt instruments, and amortization of premium on callable bonds.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2021 through July 31, 2021 and November 1, 2020 through July 31, 2021, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

At July 31, 2021, capital loss carryforwards available to offset future realized capital gains, are as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,651,528	$2,187,762	$3,839,290

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets are not affected by these reclassifications. For the year ended July 31, 2021, the Fund had no reclassifications between Distributable Earnings and Paid in Capital.

At July 31, 2021, the Fund utilized $1,254,928 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/21	7/31/20
Shares sold:
Class A	424,044	289,779
Class C	33,262	67,052
Class R	3,810	19,037
Institutional Class	1,814,888	283,581

Shares issued upon reinvestment of dividends and distributions:
Class A	128,338	132,990
Class C	5,824	9,354
Class R	995	2,686
Institutional Class	60,519	64,481
	2,471,680	868,960

Shares redeemed:
Class A	(469,759)	(653,497)
Class C	(93,684)	(198,420)
Class R	(37,023)	(60,725)
Institutional Class	(1,173,750)	(1,192,161)
	(1,774,216)	(2,104,803)
Net increase (decrease)	697,464	(1,235,843)

Notes to financial statements
Delaware Strategic Income Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended July 31, 2021 and 2020, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Year ended
7/31/21	1,630	11,037	11,065	1,628	$108,391
Year ended
7/31/20	—	2,018	2,022	—	16,286

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $275,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Fund had no amounts outstanding as of July 31, 2021, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended July 31, 2021, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2021, the Fund posted $16,465 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from broker” on the “Statement of assets and liabilities.”

During the year ended July 31, 2021, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Notes to financial statements
Delaware Strategic Income Fund

8. Derivatives (continued)

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.” For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Fair values of derivative instruments as of July 31, 2021 were as follows:

	Asset Derivatives Fair Value
			Interest
Statement of Assets and	Currency	Equity	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Contracts	Total
Unrealized appreciation of
foreign currency
exchange contracts	$26,919	$—	$—	$—	$26,919
Variation margin due from
broker on futures
contracts*	—	—	11,245	—	11,245

	Liability Derivatives Fair Value
	Interest
Statement of Assets and	Rate	Credit
Liabilities Location	Contracts	Contracts	Total
Variation margin due to
broker on futures
contracts*	$(32,748)	$—	$(32,748)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through July 31, 2021. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2021 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency
contracts	$1,007	$—	$—	$1,007
Interest rate
contracts	—	(24,648)	—	(24,648)
Credit
contracts	—	—	(2,244)	(2,244)
Total	$1,007	$(24,648)	$(2,244)	$(25,885)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency
contracts	$21,339	$—	$—	$21,339
Interest rate
contracts	—	(38,479)	—	(38,479)
Credit
contracts	—	—	2,244	2,244
Total	$21,339	$(38,479)	$2,244	$(14,896)

Notes to financial statements
Delaware Strategic Income Fund

8. Derivatives (continued)

The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2021:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$48,793	$770,892
Futures contracts (average notional value)	1,638,781	1,485,905

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Strategic Income Fund

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
JPMCB	$2,574	$—	$2,574
TD	24,345	—	24,345
Total	$26,919	$—	$26,919

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral	Net
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Exposure(b)
JPMCB	$2,574	$—	$—	$—	$—	$2,574
TD	24,345	—	—	—	—	24,345
Total	$26,919	$—	$—	$—	$—	$26,919

(a)	The value of the related collateral exceeded the value of the derivatives as of July 31, 2021, as applicable.

(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral

Notes to financial statements
Delaware Strategic Income Fund

10. Securities Lending (continued)

investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2021, the Fund had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Notes to financial statements
Delaware Strategic Income Fund

11. Credit and Market Risk (continued)

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, "IBORs" ) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

On or about September 17, 2021, it is anticipated that Delaware Strategic Income II Fund, a series of Delaware Group Equity Funds IV (the “Acquired Fund”) will be reorganized with and into Delaware

Strategic Income Fund (the “Acquiring Fund”), (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Fund will be acquired by the Acquiring Fund, and (ii) Delaware Group Government Fund, on behalf of Acquiring Fund, will assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. According to the Plan, the Acquired Fund will be liquidated and dissolved following the Reorganization. The Boards of Trustees of the Acquired Fund and the Acquiring Fund have approved the Plan and the Reorganization. More details regarding the Reorganization can be found in the Prospectus / Information Statement for the Acquiring Fund, dated August 3, 2021.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2021, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund and Shareholders of Delaware Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Strategic Income Fund (one of the funds constituting the Delaware Group® Government Fund, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 20, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware Strategic Income Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 25-27, 2021, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2020 through March 31, 2021. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Other Fund information (Unaudited)
Delaware Strategic Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2021, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	99.34%
(B) Return of Capital (Tax Basis)	0.66%
Total Distributions (Tax Basis)	100.00%
_____________________

(A) and (B) are based on a percentage of the Fund’s total distributions.

The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie	150	Trustee — UBS Relationship
610 Market Street	Chief Executive	Chief Executive	Investment Management[2]		Funds, SMA Relationship Trust,
Philadelphia, PA	Officer,	Officer	(January 2019–Present)		and UBS Funds
19106-2354	and Trustee	since August 2015	Head of Americas of		(May 2010–April 2015)
February 1970		Trustee since	Macquarie Group
		September 2015	(December 2017–Present)
Deputy Global Head of
Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment
Management Americas
(2015–2017)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D.	Trustee	Since January 2019	Managing Member, Stonebrook	150	None
Abernathy			Capital Management, LLC
610 Market Street			(financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	150	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March
19106-2354		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private	150	Director — Banco Santander
610 Market Street			Wealth Management		International
Philadelphia, PA			(2011–2013) and Market		(October 2016–December 2019)
19106-2354			Manager, New Jersey Private		Director — Santander Bank, N.A.
November 1958			Bank (2005–2011) — J.P.		(December 2016–December
			Morgan Chase & Co.		2019)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph W. Chow	Trustee	Since January 2013	Private Investor	150	Director and Audit Committee
610 Market Street			(April 2011–Present)		Member — Hercules Technology
Philadelphia, PA					Growth Capital, Inc.
19106-2354					(July 2004–July 2014)
January 1953

John A. Fry	Trustee	Since January 2001	President — Drexel University	150	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and Governance
Philadelphia, PA			President — Franklin & Marshall		Committee Member —
19106-2354			College		Community Health Systems
May 1960			(July 2002–June 2010)		(May 2004–Present)
Director — Drexel Morgan & Co.
(2015–2019)
Director, Audit and
Compensation Committee
Member — vTv Therapeutics Inc.
(2017–Present)
Director and Audit Committee
Member — FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
Director — Federal Reserve
Bank of Philadelphia
(January 2020–Present)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September	Private Investor	150	Trust Manager and Audit
Sevilla-Sacasa		2011	(January 2017–Present)		Committee Chair — Camden
610 Market Street			Chief Executive Officer — Banco		Property Trust
Philadelphia, PA			Itaú International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean		and Compensation
			(August 2011–March 2012) and		Committee Member —
			Interim Dean		Callon Petroleum Company
			(January 2011–July 2011) —		(December 2019–Present)
			University of Miami School of		Director — New Senior
			Business Administration		Investment Group Inc.
			President — U.S. Trust, Bank of		(January 2021–Present)
			America Private Wealth		Director; Audit Committee
			Management (Private Banking)		Member — Carrizo Oil & Gas,
			(July 2007-December 2008)		Inc. (March 2018–December
2019)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial	150	Director — HSBC North America
610 Market Street			Services Group		Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	150	Director; Finance Committee and
610 Market Street			President — Gore Creek Capital,		Audit Committee Member —
Philadelphia, PA			Ltd. (August 2009–Present)		H&R Block Corporation
19106-2354					(July 2008–Present)
August 1959					Director; Investments
Committee, Capital and Finance
Committee, and Audit
Committee Member — Grange
Insurance (2013–Present)
Trustee; Chair of Nominating and
Governance Committee and
Audit Committee Member — The
Merger Fund (2013–Present), The
Merger Fund VL (2013–Present);
WCM Alternatives: Event-Driven
Fund (2013–Present), and WCM
Alternatives: Credit Event Fund
(December 2017–Present)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	150	Director; Personnel and
610 Market Street			(January 2006–July 2012), Vice		Compensation Committee Chair;
Philadelphia, PA			President — Mergers &		Member of Nominating,
19106-2354			Acquisitions		Investments, and Audit
July 1948			(January 2003–January 2006),		Committees for various periods
			and Vice President and Treasurer		throughout directorship —
			(July 1995–January 2003) — 3M		Okabena Company (2009–2017)
Company
Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	150	None[3]
610 Market Street	General Counsel, and	since May 2013;	various capacities at different
Philadelphia, PA	Secretary	General Counsel	times at Macquarie Investment
19106-2354		since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served in	150	None[3]
610 Market Street	and Treasurer	and Treasurer since	various capacities at different
Philadelphia, PA		October 2007	times at Macquarie Investment
19106-2354			Management.
October 1972

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served in	150	None
610 Market Street	and Chief Financial	and Chief Financial	various capacities at different
Philadelphia, PA	Officer	Officer since	times at Macquarie Investment
19106-2354		November 2006	Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Shawn K. Lytle President and Chief Executive Officer Delaware Funds® by Macquarie Philadelphia, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY	Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL	Christianna Wood Chief Executive Officer and President Gore Creek Capital, Ltd. Golden, CO

Jerome D. Abernathy Managing Member, Stonebrook Capital Management, LLC Jersey City, NJ	Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	Thomas K. Whitford Former Vice Chairman PNC Financial Services Group Pittsburgh, PA	Janet L. Yeomans Former Vice President and Treasurer 3M Company St. Paul, MN

Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $81,783 for the fiscal year ended July 31, 2021.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $90,870 for the fiscal year ended July 31, 2020.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $958,376 for the registrant’s fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,000 for the fiscal year ended July 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,000 for the fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2020.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $5,607,000 for the registrant’s fiscal years ended July 31, 2021 and July 31, 2020, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® GOVERNMENT FUND

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 6, 2021

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 6, 2021